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Exhibit 10.1

CONFIDENTIAL

Portions hereof have been omitted and filed separately with the Secturities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

        THIS MASTER WHOLESALE PRICING AND SERVICES COORDINATING AGREEMENT IS MADE AS OF January 1, 2001

BETWEEN:	TELEGLOBE INC. a Canadian corporation having an office at 1000 rue de la Gauchetiere, Montreal, Canada ("Teleglobe");
OF THE FIRST PART
AND:	BELL CANADA, a Canadian corporation having an office at 483 Bay Street, Floor 6N, Toronto, Canada ("Bell Canada");
OF THE SECOND PART
AND:	BCE NEXXIA INC., a Canadian corporation having an office at 483 Bay Street, Floor 6N, Toronto, Canada ("Nexxia")
OF THE THIRD PART

RECITALS:

WHEREAS the Parties hereto have agreed to acquire from each other telecommunications services with the intent to leverage their respective abilities and strengths in order to jointly, effectively and efficiently address the telecommunications requirements of their respective customers;

WHEREAS the Parties have developed, and supply certain telecommunications services as more particularly defined in the Specific Service Agreements, and have agreed to make such telecommunications services available to each other on the terms and conditions set forth herein;

WHEREAS Teleglobe agrees to purchase from Bell Canada or Nexxia, as the case may be, on an exclusive basis, the telecommunications services of Bell Canada and Nexxia for its requirements in the Territory, subject to the terms and conditions set forth herein;

WHEREAS each of Bell Canada and Nexxia wish to use certain telecommunications services of Teleglobe, on an exclusive basis, for their respective requirements outside of the Territory, subject to the terms and conditions set forth herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.     DEFINITIONS AND INTERPRETATION

  1.1.
  In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings:

  (a)
  "Act of Insolvency" with respect to a Person, means that such Person:

  (i)
  admits in writing its inability to pay its debts generally as they become due, or not pay its debts generally as they become due; or

  (ii)
  files an assignment or a petition in bankruptcy, as the case may be, or a petition to take advantage of any insolvency statute of any relevant jurisdiction; or

  (iii)
  makes an assignment for the benefit of its creditors; or

  (iv)
  consents to the appointment of a receiver, administrator, custodian or liquidator of itself, or of the whole, or any substantial part of its property; or

  (v)
  enters into an arrangement or composition with, or for the benefit of creditors, generally occurring in circumstances in which it is unable to meet its obligations as they become due; or

  (vi)
  files a petition or answer seeking reorganization, administration, compromise, adjustment or composition under applicable bankruptcy laws, insolvency laws or any other similar law or stature; or

  (vii)
  has been adjudged by a court having jurisdiction in the premises as bankrupt or insolvent, or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy of it or for the winding up or liquidation of its affairs and such decree or order shall remain in force undischarged or unstayed for a period of sixty (60) days;

  (b)
  "Affiliate" means, with respect to any Person, any other Person which controls, is controlled by, or is under common control with that Person. For the purposes of this definition, a Person shall control the other if the first Person: (i) owns beneficially, or of record, more than 50% of the voting securities of the other Person; and (ii) has the ability to elect a majority of the board of directors or other similar management body thereof; for greater certainty BCE Emergis Inc. shall not be considered as an "Affiliate" under this Agreement.

  (c)
  "Agreement" means this Agreement including all Schedules attached hereto, unless the context otherwise requires;

  (d)
  "Bell Services" means, collectively, the wholesale services listed in Schedule 2, provided by Bell Canada or Nexxia, in the Territory, to Teleglobe pursuant to the Specific Service Agreements and such other services as introduced by Bell Canada or Nexxia from time to time as contemplated by this Agreement and added, by amendment executed in writing by the Parties, to the list of Bell Services in Schedule 2, and a reference to a "Bell Service" means any one of them as the context may require;

  (e)
  "Business Day" means any day other than a Saturday, Sunday or statutory holiday observed in the city of Toronto (Ontario) or Reston (Virginia);

  (f)
  "Change of Control" means an event where a Person, not a Party or any of its Affiliates, acquires 50% or more of the issued and outstanding Voting Shares of the share capital of a Party;

  (g)
  "Commencement Date" means January 1, 2001;

  (h)
  "Competing Services" means any telecommunications products or services, provided by a service provider, that is the same or substantially similar to either a Teleglobe Exclusive Service or Bell Service, or is otherwise competitive with either a Bell Service or Teleglobe Exclusive Service or a Service to be provided by Teleglobe further to the ROFR process set out in Article 5 hereof;

  (i)
  "Commodity Taxes" means all commodity taxes, including but not limited to, sales, retail, use, goods and services, harmonized, value added, excise, and similar taxes imposed, levied or assessed by any federal, provincial, state or local government authority, other than taxes in the nature of a tax on income or capital;

  (j)
  "Confidential Information" of a Party includes all information relating to Customers, Customer account information, Customer lists; information regarding such Party's administrative, financial or marketing activities; any research, development or business activities, the existence and terms of this Agreement, information disclosed at any meetings and demonstrations between the Parties at any time before or after the Commencement Date, products, schedules, procedures, documentation, policies, business methods and practices; pricing, market analysis, equipment, statistics, technology, sales, projections and corporate/business or financial information, technical information, actual and potential accounts, ideas, concepts, techniques, processes, devices, compilations of data or information, information relating to actual or prospective products, activities, commercial relationships, know-how or research and development; manufacturing, purchasing, data processing, engineering, marketing, drawings, models, sketches, all written material including programs and subroutines (whether in source or object code form) and updates and modifications thereto, card decks, computer software and software related documentation, tapes, diskettes, listings, and other programming and system documentation, manuals and copies thereof containing such information. Confidential Information also includes any and all trade secrets, confidential, private, or secret information of such Party marked confidential, restricted or proprietary or which is otherwise disclosed with notice of confidentiality and includes without limitation information or data of any third party to whom such party owes a duty of confidentiality;

  (k)
  "Cross-Border Facilities" means any Network Facilities being part of or an extension to the telecommunications network of any one Party, where such network requires the crossing of the US-Canada border;

  (l)
  "Customers" means both Wholesale Customers and Retail Customers;

  (m)
  "Informant" has the meaning ascribed thereto in Article 10.1;

  (n)
  "Intellectual Property Right" shall mean any right that is or may be granted or recognised under any Canadian or foreign legislation regarding patents, copyrights, neighbouring rights, moral rights, trade-marks, trade names, service marks, industrial designs, mask work, integrated circuit topography, privacy, publicity, celebrity and personality rights or under any other statutory provision or common or civil law principle regarding intellectual and industrial property, whether registered or unregistered, and includes rights in any application for any of the foregoing;

  (o)
  "Network Facilities" shall include, without limitation and as a way of example fibre and broadband circuits (e.g. DS1 to OC192), including managed wave length services, all the foregoing for "backbone" requirements and not for either Retail or Wholesale Customer specific requirements;

  (p)
  "Party" means Bell Canada and Nexxia (individually or collectively as the context requires) or Teleglobe, as the case may be, and "Parties" means collectively each Party to this Agreement;

  (q)
  "Person" means and includes an individual, firm, partnership, syndicate, joint venture, trust, association, body corporate, trustee, executor, administrator or legal representations and every other legal or business entity whatsoever;

  (r)
  "Prime", "Primeship", "to prime" a Customer means to have account management control for that Customer;

  (s)
  "Retail Customer" means a Customer of either Bell Canada, Nexxia or Teleglobe, or any of such Party's Affiliates, purchasing Services for its use and not for distribution or resale;

  (t)
  "Right of First Refusal" or "ROFR" has the meaning set forth in Article 5 hereof;

  (u)
  "Senior Executive Level" means a Person with a minimum Vice-President level of authority at Teleglobe or Bell Canada or Nexxia, as the case may be;

  (v)
  "Services", means the Bell Services or Teleglobe Services as the case may be, delivered pursuant to the Specific Services Agreements;

  (w)
  "Service Provider" means either Bell Canada or Nexxia, in the case of the provision of the Bell Services to Teleglobe pursuant to a Specific Services Agreement, or Teleglobe, in the case of the provision of the Teleglobe Services to Bell Canada or Nexxia pursuant to a Specific Services Agreement;

  (x)
  "Service Purchaser" means either Bell Canada or Nexxia, where Bell Canada or Nexxia are the recipient of the Teleglobe Services pursuant to a Specific Services Agreement, or Teleglobe, where Teleglobe is the recipient of the Bell Services pursuant to a Specific Services Agreement;

  (y)
  "Specific Service Agreements" means any and all agreements entered into, inter alia, by and between the Parties prior to or after the Commencement Date, and which set forth the specific terms and conditions associated with the provision of the Bell Services or Teleglobe Services, as applicable;

  (z)
  "Teleglobe" means Teleglobe Inc. and all its Affiliates;

  (aa)
  "Teleglobe Exclusive Services" means IP Transit, International Private Line and international voice services (i.e. IDDD, ISDN, OH, Canada Direct and ITFS/UIFN) or any other telecommunications services for which a ROFR has been accepted pursuant to Section 5 hereof;

  (bb)
  "Teleglobe Services" means, collectively, the wholesale services listed in Schedule 1 provided by Teleglobe to Bell Canada or Nexxia, as the case may be, pursuant to the Specific Services Agreements and such other services as introduced by Teleglobe from time to time as contemplated by this Agreement and added, by amendment executed in writing by the Parties, to the list in Schedule 1, and a reference to a "Teleglobe Service" means any one of them as the context may require;

  (cc)
  "Territory" means Canada;

  (dd)
  "Voting Shares" means shares of any class of shares in the share capital of a body corporate to which are attached voting rights exercisable in all circumstances;

  (ee)
  "Wholesale Customer" means a business whose primary purpose is the sale of telecommunications services to Persons who purchase services for distribution to end users with or without adding value and includes, without limitation, businesses described in the industry as IXCs, resellers, rebillers, CLECs, DLECs, ISPs, aggregators, share groups, and wireless service providers.

  1.2.
  Entire Agreement.    Subject to each Specific Service Agreement, this Agreement and all Schedules attached hereto constitute the entire agreement between the Parties pertaining to the provisioning, marketing and distribution of the Services and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, pertaining to the subject matter hereof. Subject to the qualifications contained in the immediately preceding sentence, there are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, pertaining to the subject matter hereof except as herein provided.

  1.3.
  Extended Meanings.    Wherever in this Agreement the context so requires, the singular number shall include the plural number and vice versa and any gender herein used shall be deemed to include the feminine, masculine and neuter genders. The terms "provision" and "provisions" refer to terms, conditions, provisions, covenants, obligations, undertakings, representations and warranties in, or Schedules to, this Agreement. The term "includes" or "including" shall be construed as meaning "includes without limitation" and "including without limitation", as the case may be.

  1.4.
  Sections and Headings.    The division of this Agreement into Articles and the insertion of headings are for the convenience of reference only and shall not affect the interpretation of this Agreement. The terms "this Agreement", "hereof', "herein" and "hereunder" and similar expressions refer to this Agreement (including the Schedules hereto) and not to any particular Article or other portion hereof and include any agreement or instrument supplementary or ancillary hereto. Unless otherwise indicated, any reference in this Agreement to an Article, Section or Schedule refers to the unspecified Section, Section of or Schedule to this Agreement.

  1.5.
  Exclusion of International Convention.    The Parties hereby agree that the application to this Agreement of the United Nations Convention on Contract for the International Sale of Goods, as well as the application of any domestic legislation which has or purports to have adopted the Convention into law for the jurisdiction concerned are hereby excluded. The Parties make such exclusions pursuant to the appropriate provisions in the legislation which adopted the Convention into law in the jurisdiction concerned.

  1.6.
  Financial Responsibility.    Financial responsibility relating to a particular function contemplated by this Agreement shall rest with the Party who has the responsibility of performing that function pursuant hereto unless otherwise indicated herein.

  1.7.
  Languages.    The Parties have requested that this Agreement and all documents, instruments and written communications relating thereto be expressed in the English language. Les Parties ont exigé que la présente convention, les conventions auxiliares ainsi qua tous documents, instruments, et communications écrites s'y rattachant soient rédigés dans la langue anglaise.

  1.8.
  Severability.    If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions of this Agreement, and each provision is hereby declared to be separate, severable and distinct.

  1.9.
  Currency.    All references in this Agreement or any Schedule hereto, to sums of money shall be, unless the contrary is expressly indicated, to lawful money of the United States.

  1.10.
  Business Day.    If any act is required hereunder to be done, any notices required hereunder to be given, or any period of time is to expire hereunder on any day that is not a Business Day, unless otherwise specifically provided for herein, such act shall be required to be done or notices shall be required to be given or time shall expire on the next succeeding Business Day and, in the case of any payment of any monetary amount, the extension of time shall be included for the purpose of computation of interest thereon.

  1.11.
  Controlling Law.    Choice of Forum; Service of Process. This Agreement shall be governed by and construed and interpreted exclusively in accordance with the laws of the Province of Ontario, applicable therein other than the laws thereof that would require reference to the laws of any other jurisdiction. For purposes for which resort to a court may be had, the Parties irrevocably consent to the exclusive jurisdiction and venue of the courts located in the Province of Ontario.

  1.12.
  Schedules.    The following Schedules form a part of this Agreement:

  Schedule 1        Teleglobe Services

  Schedule 2        Bell Services

  Schedule 3        Most Favoured Service Purchaser (MFSP) Assumptions

2.     TERM AND TERMINATION

  2.1.
  This Agreement shall commence on the Commencement Date and shall continue for a period of five (5) years (the "Initial Term"). Thereafter, this Agreement shall automatically renew for successive one (1) year terms (each one of them a "Renewal Term") unless either Party provides a six (6) months prior written notice to the other Party of its intent to terminate this Agreement either prior to the end of the Initial Term or any Renewal Term.

  2.2.
  Notwithstanding Article 2.1 above, Bell Canada and/or Nexxia may terminate (at their respective option) this Agreement at any time:

  (a)
  where Teleglobe is in default of a material obligation under this Agreement, and such default continues for a period of thirty (30) days following receipt by Teleglobe of a written notice of non-compliance ("Notice of Non-Compliance"), or such extended period of time after receipt of the Notice of Non-Compliance that is necessary to cure the default if Teleglobe reasonably demonstrates that such default is not capable of being cured within thirty (30) days, provided that the curing of the default is promptly commenced after receipt of the Notice of Non-Compliance and is thereafter continuously prosecuted with due diligence to completion within a reasonable period of time, and provided that Teleglobe keeps Bell Canada or Nexxia, as the case may be, fully advised on a current basis at all times of its progress in curing the default; or

  (b)
  in the event Teleglobe commits an Act of Insolvency; or

  (c)
  in the event of a Change of Control of Teleglobe on twelve (12) months written notice.

  2.3.
  As between Teleglobe and either Bell Canada or Nexxia, as the case may be, notwithstanding Article 2.1 above, Teleglobe may terminate (at its option) this Agreement:

  (a)
  with respect to Bell Canada, where Bell Canada is in default of a material obligation under this Agreement, or with respect to Nexxia, where Nexxia is in default of a material obligation under this Agreement (the "Defaulting Party"), and such default continues for a period of thirty (30) days following receipt by the Party of a written notice of non-compliance ("Notice of Non-Compliance"), or such extended period of time after receipt of the Notice of Non-Compliance that is necessary to cure the default if the

      Defaulting Party reasonably demonstrates that such default is not capable of being cured within thirty (30) days, provided that the curing of the default is promptly commenced after receipt of the Notice of Non-Compliance and is thereafter continuously prosecuted with due diligence to completion within a reasonable period of time, and provided that the Defaulting Party keeps the other Party fully advised on a current basis at all times of its progress in curing the default: or

    (b)
    in the event Bell Canada or Nexxia, as the case may be, commits an Act of Insolvency, provided that Teleglobe shall only be entitled to terminate this Agreement as against the Party which has committed the Act of Insolvency; or

    (c)
    in the event of a Change of Control of Bell Canada or Nexxia, as the case may be, upon twelve (12) months notice, provided that Teleglobe shall only be entitled to terminate this Agreement as against the Party which has been the subject to a Change of Control.

  2.4.
  Except as otherwise expressly contemplated herein, each Party's rights and obligations shall cease immediately on termination of this Agreement, but termination shall not affect:

  (a)
  a Party's rights and obligations accrued as at termination; and

  (b)
  any provision of this Agreement expressed to survive its termination.

3.     OBLIGATIONS OF THE PARTIES

  3.1.
  Subject to the terms and conditions of this Agreement:

  (a)
  each of Bell Canada and Nexxia, as the case may be, shall provide the Bell Services to Teleglobe; and

  (b)
  Teleglobe shall provide the Teleglobe Services to each of Bell Canada and Nexxia, as the case may be;

  all upon and subject to the conditions specified in this Agreement and any Specific Service Agreement including, without limitation, any service level agreement set out in such Specific Service Agreement.

  3.2.
  For greater certainty, unless expressly contemplated herein, this Agreement does not supersede, terminate and otherwise render null and void any and all Specific Service Agreements, or any part thereof, except with respect to the matters herein expressly set forth, and nothing herein contained shall be construed as intended to relieve or release either Party under any Specific Service Agreement.

  3.3.
  Effective from July 1, 2001, Teleglobe shall not directly or indirectly promote, market and sell any and all telecommunications services to Customers in the Territory, either on a retail or wholesale basis, other than to Bell Canada or Nexxia, and shall thereafter fulfill, satisfy and discharge all of its requirements for the delivery of telecommunications services in the Territory exclusively with Bell Canada or Nexxia through the delivery by Bell Canada or Nexxia, as the case may be, of the Bell Services, unless Bell Canada or Nexxia decline in writing to provide the said Bell Services, and further provided that Teleglobe shall be entitled, in the Territory, to provide, but not promote, market and sell, Internet Data Centers Services. For greater certainly, Teleglobe agrees that it shall not create or participate directly or indirectly, or through the use of an Affiliate, in any initiative aimed at providing Competing Services at either a wholesale or retail level to any Person in the Territory. In addition, Teleglobe agrees that it shall not promote, market and sell United States originating traffic termination services terminating in Canada (i.e. IDDD Northbound traffic) without the prior consent of Bell Canada or Nexxia.

  3.4.
  Subject to Articles 3.5 and 3.6 hereof, effective July 1, 2001, Bell Canada and Nexxia shall fulfill, satisfy and discharge all of their requirements for the delivery, outside of the Territory of Teleglobe Exclusive Services through Teleglobe. Notwithstanding the foregoing and for greater certainty Bell Canada, Nexxia, or any of their respective Affiliates, shall not be obligated to obtain telecommunications services for their respective Wholesale and Retail Customers having requirements outside of the Territory, other than for the Teleglobe Exclusive Services, from Teleglobe provided that they shall provide Teleglobe with a ROFR pursuant to Article 5 hereof in respect of such other telecommunications services. Except as otherwise set forth in this Agreement, Bell Canada and Nexxia agree that they shall not create or participate directly or indirectly, or through the use of an Affiliate, in any initiative aimed at provisioning Competing Services to any Person outside of the Territory. For greater certainty, and unless the Parties agree otherwise, nothing herein shall be construed as restricting or limiting Bell Canada and Nexxia, or their respective Affiliates, to promote, market and sell directly or indirectly telecommunications services inside or outside the Territory.

  3.5.
  Notwithstanding Article 3.4 hereof, Bell Canada or Nexxia shall not be required to fulfill, satisfy and discharge its requirements for telecommunications facilities from Teleglobe, in order to provide such telecommunications facilities to their respective Retail and Wholesale Customers located in the United States, where either Bell Canada or Nexxia or any of their respective Affiliates as of the Commencement Date have existing facilities available in the United States, provided that once such existing facilities are at full capacity then any additional facilities related thereto shall be purchased in accordance with Article 8 hereof.

  3.6.
  Notwithstanding Articles 3.3 and 3.4 hereof, a Party shall be entitled to obtain Competing Services if:

  (a)
  the Service Provider is unable to supply the Service Purchaser with a Service in accordance with the terms of this Agreement or any Specific Service Agreement; or

  (b)
  the standards associated with a Service of the Service Provider fall materially below any agreed service standards set out in any Specific Service Agreements, provided that the Service Provider shall be given a commercially reasonable period of time to remedy the default, further provided that the Service Provider acknowledges that in all instances time shall be of the essence; or

  (c)
  requested by a Customer and conferred at Senior Executive Level of both of the Parties; or

  (d)
  where, notwithstanding Article 7 hereof, the Service Purchaser is left disadvantaged on a Service by Service basis or Customer by Customer basis, on mutual agreement at Senior Executive Level.

    Provided that, once the Service Provider is able to provide the Service in compliance with this Agreement, or any Specific Service Agreement, as the case may be, the Service Purchaser shall, subject to ongoing compliance with this Agreement and any Specific Service Agreement, thereafter obtain such Service from the Service Provider, rather than a Competing Service. For greater certainty, nothing herein is intended to require the Service Purchaser to terminate or amend any bona fide commercial arrangements made with an alternative supplier or vendor.

  3.7.
  The Parties acknowledge that each of them may be subject to binding commercial agreements with third parties made prior to the date of execution of this Agreement. Notwithstanding anything else contained herein, nothing in this Agreement shall be construed to require any Party hereto to act in a manner which would result in a default of its respective obligations under such agreements; provided that should any such agreement conflict with the obligations of, or impede the performance of, a Party under this Agreement, that Party agrees, where possible, to use commercially reasonable efforts to remove or minimize such conflict or impediment.

  3.8.
  The Parties agree that they shall be entitled exclusively to manage their respective Services, provided that such management and provisioning of the Services shall be in accordance with the terms and conditions of this Agreement and all Specific Service Agreements. For greater certainty, subject to any Specific Services Agreement, the Service Provider reserves the right to change or discontinue any Service provided that such change or discontinuance shall not materially affect any Customers subscribing to the Services at the time of such change or discontinuance.

  3.9.
  Each Party shall maintain and enhance the reputation, and acceptance of its respective Services.

  3.10.
  The Parties acknowledge and agree that their respective Affiliates are not parties to this Agreement. Each of Bell Canada and Nexxia agree to use commercially reasonable efforts to cause their respective Affiliates to be included within the obligations which are referred to in the Articles 3.3, 3.4 and 3.5, as applicable.

4.     REPRESENTATIONS AND WARRANTIES

  4.1.
  Each of Bell Canada and Nexxia, severally, represent and warrant to Teleglobe the following:

  (a)
  it has full power and authority to enter into and perform its obligations under this Agreement;

  (b)
  this Agreement has been duly authorized, executed and delivered by Bell Canada and Nexxia and constitutes a valid, binding and legally enforceable agreement of Bell Canada and Nexxia;

  (c)
  the execution and delivery of this Agreement, and the performance of the covenants and agreements herein contained are not restricted by and do not conflict with its Articles of Incorporation or bylaws or any resolutions of its directors or shareholders, or any contract, agreement or instrument to which either Bell Canada or Nexxia is either bound or subject; and

  (d)
  no consent or approval of any Person is required in connection with the execution and delivery of this Agreement by it, or the observance and performance by it of its obligations hereunder.

  4.2.
  Teleglobe represents and warrants to Bell Canada and Nexxia the following:

  (a)
  Teleglobe has full power and authority to enter into and perform its obligations under this Agreement and to enforce the terms and conditions set out herein with its Affiliates;

  (b)
  this Agreement has been duly authorized, executed and delivered by Teleglobe and constitutes a valid, binding and legally enforceable agreement of Teleglobe;

  (c)
  the execution and delivery of this Agreement, and the performance of the covenants and agreements herein contained are not restricted by and do not conflict with its Articles of Incorporation or bylaws or any resolutions of its directors or shareholders, or any contract, agreement or instrument to which Teleglobe is either bound or subject; and

  (d)
  no consent or approval of any Person is required by Teleglobe in connection with the execution and delivery of this Agreement by it, or the observance and performance by it of its obligations hereunder.

  4.3.
  Each Party represents and warrants to, and covenants and agrees with, the other Party that:

  (a)
  it is capable of delivering its respective Service in compliance with the terms and conditions of this Agreement and any Specific Service Agreement;

  (b)
  each employee, agent or sub-contractor provided by it hereunder shall be competent and qualified to perform those functions assigned to each such employee, agent or subcontractor:

  (c)
  it shall fulfill its obligations hereunder honestly and in good faith, and in a timely manner, exercising reasonable skill, care and diligence, in accordance with recognized professional and industry standards;

    (d)
    it possesses the knowledge, skill and experience necessary for the provision and completion of its obligations in accordance with the requirements of this Agreement;

    (e)
    it has secured and paid for, and is in good standing with respect to, all material permits, licenses and regulatory approvals applicable to or necessary for the performance of its obligations as contemplated hereunder;

    (f)
    in providing telecommunications services to Customer(s) related to Services acquired under this Agreement and Specific Services Agreements it shall, and shall cause its employees, agents or sub-contractors to, comply in all material respects with all rules and regulations established by such Customer regarding the conduct of personnel, including without limitation rules and regulations relating to environmental protection, occupational health and safety, human rights and security; and

    (g)
    neither infringe any third party Intellectual Property Right, nor incorporate or utilize any third party Intellectual Property without a valid license, or other right to do so.

5.     RIGHT OF FIRST REFUSAL FOR NEW SERVICES

  5.1.
  Where either Bell Canada or Nexxia have requirements for the delivery of any and all telecommunications services to their respective Customers outside the Territory, other than for the Teleglobe Exclusive Services, or for Digital Video Services in the United States, each of Bell Canada or Nexxia shall grant to Teleglobe a right of first refusal ("ROFR") with respect to the supply of such services (the "New Services") pursuant to Article 5.2 hereof. For greater certainty, the ROFR shall only be applicable on a service by service basis. As of the date of execution of this Agreement the Parties hereby acknowledge and agree that Teleglobe's ROFR has been exercised, and no exclusivity rights have been granted by either Bell Canada or Nexxia, with respect to ATM and Frame services.

  5.2.
  Further to Article 5.1, where either Bell Canada or Nexxia (the "Initiating Party") has a requirement for the delivery of New Services, the Initialing Party shall provide written notice (the "ROFR Notice") to Teleglobe as it relates to such requirements. The ROFR Notice shall contain the Initiating Party's requirements with sufficient detail to enable the formulation of an informed decision by Teleglobe. Within thirty (30) days after receipt of the ROFR Notice, Teleglobe shall notify the Initiating Party, in writing, of its interest in entering into a commercial arrangement with respect to the New Services identified in the ROFR Notice.

  5.3.
  If Teleglobe either does not notify the Initiating Party of its interest within thirty (30) days or advises the Initiating Party that it is not interested in pursuing a commercial arrangement for New Services, the Initiating Party may make alternative arrangements regarding such New Services with a third party; provided that, if there is any material change in the Initiating Party's requirements or a material change in the terms the Initiating Party is prepared to consider or accept with any such third party, the Initiating Party shall deliver a new ROFR Notice (before concluding arrangements with any third party) and the process described in this Article shall be repeated accordingly.

  5.4.
  If Teleglobe advises the Initiating Party that it is interested in pursuing a Specific Service Agreement for New Services, then those Parties shall enter into negotiations, in good faith, with respect to the appropriate terms and conditions of the arrangement, including without limitation, price, service standard, ordering and delivery, terms of sale, reporting, billing format, marketing and promotional materials, advertising, service specifications, product development, service design and performance, training and support. For greater certainty, for any New Service where the Parties have agreed to enter into a Specific Service Agreement, such New Services in addition to being provided pursuant to the said Specific Service

    Agreement shall be deemed to be incorporated into, and be subject to, this Agreement and the applicable Schedule.

  5.5.
  Notwithstanding Article 5.4 hereof, where Teleglobe fails to meet any material conditions of the ROFR and provided that Teleglobe has been given due notice and the reasons for its failure to meet such ROFR conditions along with a reasonable opportunity to cure such failure, the Initiating Party shall have the right, at any time, to terminate any negotiation at its sole discretion and to pursue alternative arrangements for the New Services covered by the ROFR Notice with a third party; provided that the Initiating Party notify Teleglobe of such intention and does not enter into such third party arrangement for a period of ten (10) Business Days following such notice; and further provided that, if there is any material change in the Initiating Party's requirements or a material change in the terms the Initiating Party is prepared to consider or accept with any such third party, the Initiating Party shall deliver a new ROFR Notice to Teleglobe (before concluding arrangements with any third party) and the process described in this Article shall be repeated accordingly.

  5.6.
  In the event Teleglobe declines to offer a particular New Service then Bell Canada or Nexxia shall thereafter not be required to submit to Teleglobe additional ROFRs with respect to such New Service until such time as Teleglobe notifies Bell Canada or Nexxia as applicable, that it is able to provide such New Service at which point Bell Canada or Nexxia shall thereupon consider Teleglobe, on a forward going basis, as a potential Service Provider of such New Service and shall use reasonable commercial efforts within its business discretion to move such New Service to Teleglobe at the most opportune time as business and technical considerations allow and further provide that Teleglobe meets all requirements originally set forth in the ROFR for such applicable New Service.

6.     TAXES

  6.1.
  The Parties hereby agree that Charges for the Services do not include applicable Commodity Taxes and further agreed to be bound by all tax legislation applicable to the provision of the Services in and outside of the Territory as per the terms and conditions of the Specific Services Agreements.

7.     MOST FAVOURED SERVICE PURCHASER

  7.1.
  Notwithstanding any Specific Service Agreement, commencing on July 1, 2001, and based on the Most Favoured Service Purchaser Assumptions set forth in Schedule 3 attached hereto, the Service Provider's charges (the "Charges") applicable for the purchase by the Service Purchaser of such Services, shall be at least as favorable as the charges provided by the Service Provider to any other service purchaser receiving similar services. Subject to this Article 7, if the Service Provider provides services similar to the Services at a price more favorable than the Charges to another service purchaser, the Service Provider shall extend such more favorable pricing to the Service Purchaser in accordance with the terms of this Agreement.

  7.2.
  Either Nexxia and Bell Canada on the one hand, or Teleglobe on the other hand, shall be entitled to request from the other Party the delivery by such other Party, at Senior Executive Level, of a duly sworn and executed certificate confirming that such other Party is delivering its Services, or any one of them, in compliance with the obligations set out in Section 7.1 above.

  7.3.
  The Parties hereby agree to establish, acting in good faith, a price adjustment mechanism to be instituted in the event that a Party hereunder fails to comply with any pricing provision of this Agreement.

8.     NETWORK PROVISIONING COLLABORATION

  8.1.
  Subject to the rest of this Article 8, it is the general intent of the Parties to work together in order to reduce costs and increase efficiencies in provisioning Network Facilities for the purposes contemplated in this Section, with the intent to purchase such Network Facilities from each other.

  8.2.
  The Parties hereby agree to collaborate on the provisioning of Network Facilities as follows:

  (a)
  In the cases of:

  i)
  Bell Canada's or Nexxia's (the "Requesting Party"), requirements in the United States; or

  ii)
  Teleglobe's (the "Requesting Party"), requirements in the Territory the Requesting Party shall fulfill its requirements for Network Facilities from the other Party (the "Supplying Party") in accordance with Article 7 but subject to Article 8.2(c) hereof; or

  (b)
  in the case of Cross-Border Facilities, where the Requesting Party has requirements for such Cross-Border Facilities, the Parties hereby agree to collaborate with one another as follows: subject to Articles 8.2(c) and 8.4 the Requesting Party shall fulfill its requirements for Cross-Border Facilities from the Supplying Party on a cost recovery basis, provided that such Cross-Border Facilities are available from the Supplying Party. As an underlying principle, the Requesting Party's use of Cross Border Facilities supplied on a cost recovery basis shall not at any time undermine the existing cross-border revenue base of the Supplying Party. To facilitate this principle, commercial pricing of cross-border bandwidth opportunities shall be managed jointly between the Parties. A quarterly review of market conditions, win/loss ratios, and other pertinent information on cross-border bandwidth opportunities, shall be held between the Parties at a Senior Executive Level, to ensure mutual success through market viable pricing and ongoing customer focus.

  (c)
  notwithstanding Articles 8.2(a) and 8.2(b)(i) the Requesting Party shall not be obligated to fulfill its requirements for Network Facilities or Cross-Border Facilities from the other Party where the Requesting Party will be left materially disadvantaged provided that where the Requesting Party decides for itself to fulfill its requirements from a third party supplier it shall obtain the consent of the other Party at Senior Executive Level prior to entering into any supply arrangement with a third party supplier, which consent cannot be withheld unreasonably.

  8.3.
  Notwithstanding the foregoing, Bell Canada or Nexxia shall not be required to comply with Article 8.2(a) hereof where Bell Canada's or Nexxia's facility requirements in the United States relate to local access facilities from a Bell Canada or Nexxia PoP (Point of Presence), or such Parties' Affiliates' PoP (to be existing as of the Commencement Date), or extended access facilities where such extended access facilities can be considered predominantly off-net of Teleglobe's network.

  8.4.
  Notwithstanding the foregoing, Bell Canada or Nexxia shall not be required to comply with Article 8.2(b) hereof where Bell Canada's or Nexxia's Cross-Border Facilities requirements are for the purpose of cross-border switched minute terminations.

  8.5.
  Further to Article 8.1 and subject to Article 8.2 above, during the term of this Agreement, the Parties agree to carry out bona fide and good faith discussion with regard to the matters related to network planning and any outstanding matters related thereto and that may need to be addressed in further definitive agreements. In this regard, the parties agree to make available competent and qualified employees, agents and/or advisors to further the intent of this Article 8.4 and hereby agrees that they have reached the following preliminary understandings, recognizing that the same are broadly stated and acknowledge that incorporation of such preliminary understandings, among other things, into the definitive agreements may require more specific and detailed terms and conditions:

    (a)
    the Parties will bear their own costs and expenses in connection with all matters relating to network planning contemplated herein, and the delivery of any definitive agreements, including without limitation, fees for their respective legal counsel, brokers, accountants and other professional advisors. No Party shall be authorized nor empowered to obligate the other or to incur any costs or expenses on behalf of the other;

    (b)
    any actions taken by the other Party in reliance on the preliminary principles set out herein shall be at that Party's sole risk. No Party shall have any liability to the other based upon failure to enter into any agreement as contemplated herein; and

    (c)
    notwithstanding anything in this Article 8 the network planning as contemplated herein shall not imply or confirm any intention on the part of either Party to enter into any business relationship or any form of commitment by such Party with respect to the network planning. It is further acknowledged and agreed that, unless and until definitive agreements between the Parties concerning the network planning are executed and delivered, neither party shall have any legal obligation of any kind whatsoever with respect to the network planning contemplated herein, except, in the case of this Agreement, for the matters specifically agreed to herein. For purposes of this paragraph, the term "definitive agreement" does not include an executed memorandum of understanding, letter of intent or other preliminary written agreement.

9.     INDEMNITY AND LIMITATION OF LIABILITY

  9.1.
  Without limiting any indemnity and limitation of liability otherwise expressly provided for herein or in any Specific Service Agreement, each Party (the "Indemnifying Party") agrees to indemnify, defend and hold harmless the other Party hereto including its officers, directors, employees and authorized agents (collectively the "Indemnified Party") from all claims, demands and causes of action arising out of any claim or action threatened or brought for personal injury or physical property damages caused by the acts or omissions of the Indemnifying Party, or its officers, directors, employees, authorized agents in connection with its obligations under this Agreement, save and except for those claims, demands or causes of action arising out of the negligence or wilful misconduct of, or breach of this Agreement by the Indemnified Party, or its officers, directors, employees, and authorized agents.

  9.2.
  Notwithstanding anything in this Agreement, under no circumstances will a Party be liable to any other Party for any indirect, special, consequential, incidental, economic or punitive damages, including, without limitation, loss of data, loss of income, loss of profit or failure to realize expected savings arising directly or indirectly from the breach of contract (including fundamental breach or otherwise), negligence, any act or omission of that Party or its representatives, or under any theory of law or equity, even if the Party had been advised of, had knowledge of, or reasonably could have foreseen, the possibility of such damages. Notwithstanding anything to the contrary, in no event shall a Party be liable to any other Party for any direct damages arising however in excess of the aggregate of $2,000,000.

10.   CONFIDENTIAL INFORMATION

  10.1.
  For the purposes of this Article 10, "Informant" shall mean a Party to this Agreement providing any Confidential Information to the other Party to this Agreement and "Recipient"

    shall mean a Party to this Agreement receiving any Confidential Information from the Informant.

  10.2.
  Each Recipient shall use Informant's Confidential Information solely for the purposes of fulfilling their obligations or exercising their rights under this Agreement. Each Recipient shall disclose Informant's Confidential Information only as expressly provided by this Agreement.

  10.3.
  Immediately upon receipt of an Informant's request, the Recipient shall return to the Informant, or certify as destroyed, any and all tangible material concerning Confidential Information, together with all copies, whether such material was made or compiled by the Recipient or furnished by the Informant.

  10.4.
  Each Recipient will take all reasonable precautions, which in no event shall be less than the precautions used by Recipient to maintain the confidentiality of its own confidential information, to maintain the secrecy of all Confidential Information disclosed to it by the Informant.

  10.5.
  Unless it has received the prior written consent of the Informant, the Recipient will disclose Confidential Information of the Informant only to those directors, officers, employees, agents, subcontractors and professional advisors of the Recipient with a necessary and direct need to know the Confidential Information for the purposes of this Agreement, and warrants that all persons to whom Confidential Information is disclosed in accordance with this Article 10 will maintain the secrecy of such Confidential Information under obligations of non-disclosure no less stringent than those contained herein.

  10.6.
  The obligations set out in this Article 10 shall not apply to any Confidential Information that:

  (a)
  at the time of disclosure is in the public domain;

  (b)
  shall become generally known through no act of the Recipient (but only after it is published or becomes part of the public domain);

  (c)
  was disclosed in good faith to the Recipient by a third party having legitimate possession and the right to make such disclosure and who did not require the Recipient to hold it in confidence;

  (d)
  was in legitimate possession of the Recipient prior to its disclosure by the Informant and was not acquired by the Recipient under an obligation of confidence;

  (e)
  is independently developed by the Recipient without use of the Confidential Information; or

  (f)
  the Recipient is required by a judicial, administrative or governmental body to disclose, provided that prior to disclosing any Confidential Information, Recipient promptly notifies Informant and shall co-operate with Informant to seek appropriate protective orders with respect to such portion of Confidential Information as is the subject of any such required disclosure.

  10.7.
  Subject to the terms of this Agreement, each Party acknowledges that, notwithstanding the execution of this Agreement, the Informant maintains the sole and absolute discretion to determine what, if any, of the Confidential Information it will release to a Recipient.

  10.8.
  Informant represents and warrants that it has, or will at the relevant time have, the right to make the disclosures required pursuant to the terms of this Agreement.

  10.9.
  Ownership of and all rights, title and interest to any and all Confidential Information, copies and other material shall at all times vest exclusively in the Informant. The disclosure of Confidential Information shall not be construed as granting to the Recipient any rights, by license or otherwise under any copyrights, copyright applications, trade secrets, trademarks or other intellectual property rights in any country relating to any of the Confidential Information which the Informant or an associated corporation may now or hereafter own or to which it may hold licensing rights.

  10.10.
  In the event of a breach or threatened breach of this Article 12, the Parties agree that the harm suffered by the injured Party would not be compensable by monetary damages alone and, accordingly, that the injured Party shall, in addition to other available legal or equitable remedies, be entitled to apply for an injunction or other such equitable remedy as against such breach or threatened breach without the other Parties consent.

11.   LIMITATION OF WARRANTY

  11.1.
  EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR IN THE SPECIFIC SERVICE AGREEMENT, NEITHER PARTY MAKES REPRESENTATIONS, WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, EXPRESS OR IMPLIED WITH RESPECT TO THE SERVICES HEREUNDER OR OTHERWISE IN RELATION TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR THOSE ARISING STATUTORILY, FROM A COURSE OF CONDUCT, PERFORMANCE OR DEALING, TRADE USAGE OR OTHERWISE, AND ALL SUCH REPRESENTATIONS, WARRANTIES AND CONDITIONS ARE HEREBY EXCLUDED.

12.   DISPUTE RESOLUTION

  12.1.
  As between any two Parties, each of such Parties shall attempt to amicably resolve any disagreement or dispute which may arise between them regarding the interpretation, the performance of or the failure to perform under this Agreement.

  12.2.
  In the event that any disagreement or dispute between such Parties continues for a period greater than thirty (30) days, the following procedures shall be followed by either of such Party (the "Initiating Party") by providing to the other of such Party (the "Receiving Party") a full written description of the Initiating Party's position and the grounds for its disagreement or dispute (the "Dispute Documentation") following which:

  (a)
  such Parties shall meet within five (5) Business Days of the Receiving Party receiving the Dispute Documentation to review the information contained therein;

  (b)
  the Receiving Party shall, within ten (10) Business Days of receipt of the Dispute Documentation provided by the Initiating Party, provide a written response to the Initiating Party fully describing the Receiving Party's position; and

  (c)
  in the event that the matter remains unresolved for a further ten (10) Business Days after receipt by the Initiating Party of the information provided by the Receiving Party pursuant to this Article 12.2, such Parties shall, within a further ten (10) Business Days, arrange for their respective officers responsible for this Agreement to meet to attempt to resolve the dispute.

  12.3.
  In the event that the process in Article 12.2 is followed and the dispute remains unresolved for a further ten (10) Business Days following the meeting of such Parties' respective officers as described in Article 12.2(c), the following procedures shall apply:

  (a)
  the dispute, shall be settled by arbitration in Ottawa in accordance with the Arbitration Act, S.O. 1991, c.17 (Ontario), or such other place and in accordance with such other arbitration legislation as the Parties shall agree;

  (b)
  such arbitration shall be heard by a panel of three (3) arbitrators;

  (c)
  each of such Parties to the dispute shall nominate one (1) arbitrator, and the two arbitrators so nominated shall agree on the appointment of a third arbitrator as chairman within ten (10) days of the confirmation of the appointment of the second arbitrator;

  (d)
  in the event that the arbitrators nominated by such Parties fail to agree on a chairman within the period stated, either Party may apply to the Ontario Court (General Division) pursuant to Article 9 of the Arbitration Act, S.O. 1991, c.17 (Ontario) or such other appropriate court pursuant to the agreed arbitration legislation, as the case may be, for the purpose of appointing a third arbitrator as chairman;

  (e)
  all arbitrators shall be qualified in law and shall have expertise in commercial law and the telecommunications industry in Canada;

  (f)
  any monetary award by the arbitration panel shall include interest calculated from the date of initial written description pursuant to Article 12.2 using the current Bank of Canada prime rate plus two percent (2%);

  (g)
  the decision of the arbitration panel shall be final and binding upon such Parties, and in any event, shall be rendered within one hundred and twenty (120) days of the issuance by the Initiating Party of its Dispute Documentation under Article 12.2; and

  (h)
  notwithstanding anything herein, each of the Parties may at any time seek interim judicial relief against the other Party from any authority having jurisdiction with respect to the subject matter of this Agreement.

13.   GENERAL

  13.1.
  Force Majeure. No party will be liable for delay or failure to perform its obligations herein (other than any payment obligations of the Service Purchaser to the Service Provider) for causes beyond its reasonable control and without the fault or negligence of such party provided that such party will use due diligence in attempting to remove the cause. Such causes will include, but not be limited to, strikes and labour disputes, acts of God or government, acts of wars, riot or epidemic. In the event that any such cause should continue for a period of three (3) months, any Party which is not subject to the force majeure shall have the right to terminate this Agreement.

  13.2.
  Amendments. This Agreement may be amended or supplemented only in writing and signed on behalf of the Parties by authorised signatories.

  13.3.
  Waiver. No failure or delay of either Party in exercising any right or remedy under this Agreement (and no course of dealing between the Parties) shall operate as a waiver of any such right or remedy.

  13.4.
  Relationship of Parties. There is no relationship of agency, partnership, joint venture, employment between the Parties. Neither Party has the authority to bind any other Party or to incur any obligation or liability on any other Party's behalf.

  13.5.
  Notices. All notices, requests, demands or communications required or permitted hereunder shall be in writing, and delivered either personally or by facsimile or electronic transmission by e-mail, or certified or registered mail to the respective addresses as set forth below (or at such other addresses as shall be given in writing by either Party to the other). All notices, requests, demands or communications shall be deemed to have been given upon personal delivery or on the Business Day following the date of the facsimile or electronic transmission by e-mail, or when received if sent by certified or registered mail.

If to Bell Canada and Nexxia:	If to Teleglobe:
Pam Went Senior Vice-President Floor 8, 483 Bay Street Toronto, Ontario M5G 2C9	J.P. Gratton Vice-President—Carrier Services 185 The Westmall, Suite 620 Toronto, Ontario M9C 5L5
Phone: 416-353-6670 Facsimile: 416-977-9366	Phone: 416-287-5499 Facsimile: 416-287-5476
Copy to:	Copy to:
Tim McGee Chief Legal Officer Floor 6N, 483 Bay Street Toronto, Ontario M5G 2C9	Teleglobe USA Inc. 11480 Commerce Park Drive Reston, Virginia, USA 20191 Attention: General Counsel
Facsimile: 416-593-6882	Facsimile: 703-755-2694
  13.6.
  Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the Parties. No other person, including invitees, members of the general public and other third Parties are intended to have nor shall have any rights whatsoever under this Agreement, whether for injury, lose or damage to persons or property, or for economic loss, damage or injury.

  13.7.
  Equitable Relief. Either Party may seek injunctive or other equitable relief to remedy any actual or threatened dispute.

  13.8.
  Entire Agreement. This Agreement, including any supplements hereto, represent the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes any prior representations, discussions, negotiations and agreements, whether written or oral.

  13.9.
  Order of Precedence. In the event of any conflict or inconsistency among or between this Agreement, and any Specific Service Agreement the terms and conditions of this Agreement shall prevail.

  13.10.
  Survival. The Parties hereby agree that the following Articles 9, 10, 12 and 13.10 as well as other provisions which survive at law, shall survive termination and/or expiration of this Agreement.

  13.11.
  Independent Counsel. This Agreement has been negotiated at arms length and jointly prepared by the Parties and their respective counsel of choice.

  13.12.
  Assignment. Any Party to this Agreement shall not assign any of its rights or obligations hereunder without the prior written consent of the other Parties. Notwithstanding the foregoing, any of such Parties shall have the right to assign all or part of this Agreement to an Affiliate.

  13.13.
  Compliance with Law. The Parties will, at their own expense, operate in full compliance with all laws, rules and regulations applicable to, and maintain in force all licenses and permits required for, their performance under this Agreement.

Signed for and on behalf of TELEGLOBE INC.	Signed on behalf of BELL CANADA and BCE NEXXIA INC.
/s/ MARC BOUCHARD Name Marc Bouchard	/s/ R.J. REYNOLDS Name
Vice President Title	President & CEO, Bell Nexxia Title
Date	Dec. 20/2001 Date

SCHEDULE 1

TELEGLOBE SERVICES

Canada Direct

Co-Location

Digital Video Services

GlobeAccess64 (ISDN)

Globe ATM

Globe Data

Globe Frame

Globe Internet (IP Transit)

Globe IPVPN

Hosting Services (Internet Data Centre)

IDDD—Outbound

International Private Line (IPL)—incl. Globe Sat and Globestream

ITFS/UIFN (International Toll Free Service / Universal International Free Number)

IVPN (International Virtual Private Network)

Operator Handled (OH)

Note: Further services to be added from time to time pursuant to Service Specific Agreements

SCHEDULE 2

BELL SERVICES

Access (Voice & Data)

Band Width Select (Broadband)

Carrier Access (Interconnection)

Centrex

Co-Location

Digital Video—incl. Serial Digital Interface

Directory Services

Gateways (Terminal Equipment)

Megalink

Operator Services

Switch Minute Terminations in Canada

Toll-Free

911 Public Emergency

Note: Further services to be added from time to time pursuant to Service Specific Agreements

SCHEDULE 3

Most Favoured Service Purchaser (MFSP) Assumptions

GENERAL ASSUMPTIONS

•
All services sold or provided between the Parties shall be offered at the lowest rates offered to any existing customer.

•
MFSP pricing will apply without regard to *** of contract.

•
MFSP pricing will apply without regard to *** with the exception that appropriate changes may be made to reflect the costs of *** and to recognize specific market conditions that may or may not be otherwise reflected in MFSP.

•
Unless noted otherwise, MFSP pricing is effective July 1, 2001.

•
Notwithstanding the above, MFSP will apply to all services by January 1, 2003.

•
MFSP pricing will be based on *** prices offered to other customers, where a Party purchases a ***.

TELEGLOBE SERVICES—GENERAL ASSUMPTIONS

•
MFSP pricing will be the lower of:

•
Rates offered by Teleglobe to other customers for the same Service, or

•
Rates in effect to Canadian Customers, prior to the assignment of contracts to Bell Canada or Nexxia, as the case may be, adjusted for changes in Teleglobe's underlying costs in providing this service.

MFSP Price
Canada Direct	Price will be as per the January 1, 1999 contract with the following change(s):
• The volume shortfall will no longer be applicable as of January 1, 2001.
Co-Location	Colocation associated with the provisioning of facilities described in Article 8 will be provided at cost, otherwise, colocation will be provided at best available rate.
Digital Video Services	Best Available Rate on new/renewed contracts
Globe Access64 (ISDN)	[See Schedule 3(c)]
Globe ATM	Best Available Rate on new/renewed contracts
Globe Data	Best Available Rate on new/renewed contracts
Globe Frame	Best Available Rate on new/renewed contracts

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

MFSP Price
Globe Internet (IP Transit)	[See Schedule 3(b)]
Globe IPVPN	Best Available Rate on new/renewed contracts
Hosting Services (Internet Data Centre)	Best Available Rate on new/renewed contracts
IDDD-Outbound	[See Schedule 3(a)]
International Private Line (IPL) Includes Globe Sat and Globestream	Best Available Rate on new/renewed contracts
ITFS/UIFN	[See Schedule 3 (d)]
IVPN (Intl. Virtual Private Network)
Voice	Best Available Rate
Data	Best Available Rate on new/renewed contracts
Operator Handled (OH)	[See Schedule 3(a)]

Note: Specific assumptions are included with Schedules 3(a), 3(b), 3(c), 3(d) and 3(e).

BELL SERVICES—GENERAL ASSUMPTIONS

•
For tariffed services, pricing may not be discounted under any circumstance.

•
MFSP pricing for non-tariffed services shall be equal to the lowest rates offered to any wholesale customer.

MFSP Price
Access (Voice & Data)	General Tariff / Best Available Pricing
BandWidth Select (Broadband)	Best Available Rate on new/renewed contracts
Carrier Access (Interconnection)	General Tariff
Centrex	General Tariff
Co-Location	Colocation associated with the provisioning of facilities described in Article 8 will be provided at cost, otherwise, collocation will be provided at best available rate.
Digital Video Includes Serial Digital Interface	Best Available Rate on new/renewed contracts
Directory Services	General Tariff
Gateways (Terminal Equipment)	Best Available Rate on new/renewed contracts
Megalink	General Tariff
Operator Services	General Tariff

Switch Minute Terminations in Canada	[see Schedule 3(e)]
Toll-Free	Best Available Rate on new/renewed contracts
911 Public Emergency	General Tariff

SCHEDULE 3(a)

MFSP PRICING—IDDD Outbound (Canadian Origination)

IDDD OUTBOUND (CANADIAN ORIGINATION) ASSUMPTIONS

•
MFSP pricing shall be updated on a weekly or biweekly basis and shall be effective upon 5-business days notice.

•
All rates in CA$.

•
Calls shall be measured in 6 second increments, rounding up to next highest 6 seconds, with all billing and rates expressed on a per minute basis.

•
Countries previously terminated on Direct Connect routes by Bell Canada or Bell Nexxia, as the case may be, are identified in Table 1. The rates to countries in Table 1 for wholesale customer traffic routing directly from the customer to Teleglobe will be as identified in Table 2 or subsequent updates. The rates to countries in Table 1 for traffic routed directly from Bell or Bell Nexxia, as the case may be, to Teleglobe will be the lower of:

a)
Bell's or Bell Nexxia's, as the case may be, cost structue prior to July 1, 2001 (and as reflected in Table 1), in which case, Teleglobe will increase the amount of Canadian inbound terminations to reflect the inbound traffic previously received by Bell Canada or Bell Nexxia, as the case may be, on the Direct Connect routes; or

b)
Teleglobe's MFSP Pricing as identified in Table 2 or subsequent updates.

Table 1 (as of July 1, 2001):

OSR = Outbound Settlement Rate

ISR = Inbound Settlement Rate

IOR = Inbound/Outbound Rate

AITC = Average Inbound Termination Cost = Sum (Inbound Distribution * Inbound Rates(1))

IPLC = International Private Line Costs = $0.0025 US$ / minute

Rate = OSR - (IOR * ISR) + (IOR * AITC) + IPLC

Country	OSR (as of July 1, 2001)	ISR (as of July 1, 2001)	IOR
Australia	$0.16738 US$	$0.15 US$	1.00
Belgium	0	0	1.20
France	0.017865 sdr	0.015875 sdr	0.844
Hong Kong	$0.055 CA$	0	0.00
Ireland	0	0	1.40
Italy	0.029273 sdr	0.020188 sdr	0.58
Japan	0.051 sdr	0.029 sdr	1.00
Mexico(2)	$0.157102 US$	$0.152497 US$	0.77
Netherlands	0.035 sdr	0.036 sdr	1.00
Philippines	$0.1635 CA$	0	0.00
Switzerland	0.025 sdr	0.025 sdr	1.00
Trinidad & Tobago	$0.2702 CA$	0	0.00
United Kingdom	0.036 sdr	0.036 sdr	1.00
Inmarsat
A (Voice)	$4.00 US$	0	0.00
B (Voice)	$1.45 US$	0	0.00
B (Voice - 870)	$1.94 US$	0	0.00
B (HSD)	$8.65 US$	0	0.00
M (Voice)	$1.65 US$	0	0.00
M (Voice - 870)	$1.94 US$	0	0.00
Mini-M (Voice)	$1.25 US$	0	0.00
Mini-M (Voice 870)	$1.94 US$	0	0.00
M4 (Voice)	$1.25 US$	0	0.00
M4 (Voice-870)	$1.94 US$	0	0.00
M4 (HSD)	$6.90 US$	0	0.00

Note:

(1)
Inbound Rates—Provided in Schedule 3(e) Switch Minute Terminations in Canada.

(2)
OSR and ISR rate to change as per future US-Mexico settlement agreements.

INBOUND DISTRIBUTION (for NPA's 204 to 519)—as of July 1, 2001

Country	204	250	289	306	—	416	418	450	506	514	519
Australia	4.4%	0.0%	9.1%	3.6%	0.5%	13.4%	2.0%	4.2%	1.5%	14.7%	7.2%
Belgium	1.9%	3.0%	7.4%	0.9%	6.0%	10.9%	1.7%	3.4%	1.2%	11.9%	5.9%
France	0.9%	1.2%	9.2%	0.5%	2.7%	13.6%	2.1%	4.3%	0.8%	14.9%	7.3%
Hong Kong	—	—	—	—	—	—	—	—	—	—	—
Ireland	1.9%	3.0%	7.4%	0.9%	6.0%	10.9%	1.7%	3.4%	1.2%	11.9%	5.9%
Italy	1.4%	1.8%	8.9%	0.4%	3.4%	13.1%	2.0%	4.1%	0.4%	14.4%	7.1%
Japan	3.0%	0.0%	9.5%	1.9%	0.1%	14.1%	2.1%	4.4%	1.1%	15.4%	7.6%
Mexico	3.0%	4.2%	6.9%	1.3%	7.0%	10.1%	1.5%	3.2%	0.6%	11.1%	5.5%
Netherlands	2.0%	3.4%	6.6%	1.1%	10.7%	9.7%	1.5%	3.0%	1.2%	10.6%	5.2%
Philippines	—	—	—	—	—	—	—	—	—	—	—
Switzerland	2.0%	4.3%	6.9%	1.1%	7.2%	10.3%	1.6%	3.2%	0.3%	11.2%	5.5%
Trinidad & Tobago	—	—	—	—	—	—	—	—	—	—	—
United Kingdom	2.1%	3.6%	6.9%	1.1%	7.3%	10.2%	1.5%	3.2%	1.0%	11.1%	5.5%
Inmarsat	—	—	—	—	—	—	—	—	—	—	—

INBOUND DISTRIBUTION (for NPA's 604 to 905)—as of July 1, 2001

Country	604	613	647	705	—	—	807	819	867	902	905
Australia	0.0%	7.2%	13.4%	2.3%	0.9%	0.2%	0.5%	2.2%	0.0%	3.6%	9.1%
Belgium	11.4%	5.8%	10.9%	1.9%	1.3%	1.9%	0.4%	1.8%	0.0%	3.1%	7.4%
France	4.7%	7.3%	13.6%	2.4%	0.4%	0.8%	0.5%	2.3%	0.0%	1.1%	9.2%
Hong Kong	—	—	—	—	—	—	—	—	—	—	—
Ireland	11.4%	5.8%	10.9%	1.9%	1.3%	1.9%	0.4%	1.8%	0.0%	3.1%	7.4%
Italy	6.8%	7.0%	13.1%	2.3%	0.3%	1.1%	0.5%	2.2%	0.0%	1.0%	8.9%
Japan	0.0%	7.5%	14.1%	2.4%	0.6%	0.0%	0.5%	2.3%	0.0%	4.0%	9.5%
Mexico	16.1%	5.4%	10.1%	1.8%	0.2%	2.2%	0.4%	1.7%	0.0%	1.0%	6.9%
Netherlands	13.3%	5.2%	9.7%	1.7%	0.7%	3.3%	0.3%	1.6%	0.0%	2.5%	6.6%
Philippines	—	—	—	—	—	—	—	—	—	—	—
Switzerland	16.7%	5.5%	10.3%	1.8%	0.2%	2.2%	0.4%	1.7%	0.0%	0.9%	6.9%
Trinidad & Tobago	—	—	—	—	—	—	—	—	—	—	—
United Kingdom	13.9%	5.4%	10.2%	1.8%	1.1%	2.3%	0.4%	1.7%	0.0%	2.8%	6.9%
Inmarsat	—	—	—	—	—	—	—	—	—	—	—

Table 2: IDDD Outbound (Canadian Origination) MFSP Rates

Destinations	Rate/Minute CA$ (as of October 1, 2001)	Note
ALBANIA	0.213
ALGERIA	0.233
AMERICAN SAMOA	0.139
AMERICAN SAMOA—MOBILE	0.141
ANDORRA	0.083
ANDORRA—MOBILE	0.127
ANGOLA	0.240
ANGUILLA	0.320
ANTIGUA	0.316
ARGENTINA	—
ARGENTINA—MOBILE/PREMIUM	0.133

ARGENTINA—BUENOS AIRES	0.074
ARGENTINA—OTHER	0.131
ARMENIA	—
ARMENIA—YEREVAN	0.196
ARMENIA—OTHER	0.278
ARUBA	0.208
ASCENSION	0.849
AUSTRALIA	0.044	Bell's Direct Routes
AUSTRALIA—MOBILE	0.266
ANTARCTICA—CASEY	0.468
ANTARCTICA—DAVIS	0.468
ANTARCTICA—MAQUARIE STATION	0.468
ANTARCTICA—MAWSON	0.468
AUSTRIA	—
AUSTRIA—MOBILE	0.245
AUSTRIA—VIENNA	0.041
AUSTRIA—OTHER	0.048
AZERBAIJAN	0.261
BAHAMAS	0.153
BAHRAIN	0.270
BAHRAIN—MOBILE	0.282
BANGLADESH	—
BANGLADESH—MOBILE	0.564
BANGLADESH—CHITTAGONG	0.168
BANGLADESH—DHAKA	0.159
BANGLADESH—OTHER	0.564
BARBADOS	0.274
BELARUS	0.276
BELGIUM	—
BELGIUM—MOBILE	0.306
BELGIUM—BRUSSELS	0.020	Bell's Direct Routes
BELGIUM—OTHER	0.020	Bell's Direct Routes
BELIZE	0.311
BENIN	0.278
BENIN—MOBILE	0.302
BENIN—AUDIOTEXT	Service Not Available	Service Not Available
BERMUDA	0.122
BHUTAN	0.268
BOLIVIA	—
BOLIVIA—LA PAZ	0.192
BOLIVIA—OTHER	0.319
BOSNIA HERZEGOVINA	0.234
BOSNIA HERZEGOVINA—MOBILE	0.245
BOTSWANA	0.196
BRAZIL	—
BRAZIL—MOBILE	0.245
BRAZIL—RIO DE JANEIRO	0.086
BRAZIL—SAO PAULO	0.070
BRAZIL—OTHER	0.164

BRUNEI	0.172
BULGARIA	—
BULGARIA—MOBILE	0.280
BULGARIA—SOFIA	0.130
BULGARIA—OTHER	0.180
BURKINA FASO	0.425
BURUNDI	0.217
CAMEROON	—
CAMEROON—DUALA	0.180
CAMEROON—OTHER	0.384
CAMEROON—AUDIOTEXT	Service Not Available	Service Not Available
CAPE VERDE	0.450
CAYMAN	0.184
CENTRAL AFRICAN REPUBLIC	0.294
CENTRAL AFRICAN REPUBLIC—AUDIOTEXT	Service Not Available	Service Not Available
CHAD	0.415
CHAD—AUDIOTEXT	Service Not Available	Service Not Available
CHILE	—
CHILE—MOBILE	0.335
CHILE—SANTIAGO	0.063
CHILE—OTHER	0.063
CHILE—AUDIOTEXT	Service Not Available	Service Not Available
CHINA	—
CHINA—MOBILE	0.106
CHINA—BEIJING	0.066
CHINA—FUZHOU	0.086
CHINA—GUANGZHOU	0.089
CHINA—SHANGHAI	0.066
CHINA—OTHER	0.097
CHRISTMAS ISLAND	0.528
COCOS ISLAND	0.528
COLUMBIA	—
COLOMBIA—MOBILE	0.176
COLOMBIA—BARANGUILLA	0.131
COLOMBIA—BOGOTA	0.129
COLOMBIA—CALI	0.129
COLOMBIA—MEDELLIN	0.129
COLOMBIA—PEREIRA	0.124
COLOMBIA—OTHER	0.137
COMOROS	0.376
CONGO	0.274
COOK ISLANDS	0.728
COOK ISLANDS—AUDIOTEXT	Service Not Available	Service Not Available
COSTA RICA	0.141
COSTA RICA—MOBILE	0.150
COTE DIVOIRE	—
COTE DIVOIRE—MOBILE	0.302
COTE DIVOIRE—ABIDJAN	0.227
COTE DIVOIRE—OTHER	0.302

CROATIA	0.204
CROATIA—MOBILE	0.283
CUBA	1.491
CUBA—GUANTANAMO	0.391
CYPRUS	0.152
CYPRUS—MOBILE	0.221
CZECH REPUBLIC	—
CZECH REPUBLIC—MOBILE	0.209
CZECH REPUBLIC—PRAGUE	0.061
CZECH REPUBLIC—OTHER	0.086
DENMARK	—
DENMARK—MOBILE	0.275
DENMARK—COPENHAGEN	0.035
DENMARK—OTHER	0.041
DIEGO GARCIA	1.064
DJIBOUTI	0.466
DOMINICA	0.327
DOMINICAN REP.	0.113
DOMINICAN REP.—MOBILE	#N/A	breakout removed; will be rated as "Dominican Rep."
EAST TIMOR	2.837
ECUADOR	—
ECUADOR—MOBILE	0.335
ECUADOR—GUAYAQUIL	0.192
ECUADOR—QUITO	0.237
ECUADOR—OTHER	0.237
EGYPT	—
EGYPT—MOBILE	0.409
EGYPT—CAIRO	0.376
EGYPT—OTHER	0.376
EL SALVADOR	0.188
EL SALVADOR—MOBILE	0.213
EQUATORIAL GUINEA	0.400
ERITREA	0.751
ESTONIA	0.069
ESTONIA—MOBILE	0.156
ETHIOPIA	0.867
FALKLAND ISLANDS	0.867
FAROE ISLAND	0.125
FIJI	0.531
FIJI—AUDIOTEXT	Service Not Available	Service Not Available
FINLAND	0.058
FINLAND—MOBILE	0.286
FR.POLYNESIA	0.409
FRANCE	—
FRANCE—MOBILE	0.327
FRANCE—PARIS CENTRAL	0.024	Bell's Direct Routes
FRANCE—OTHER	0.024	Bell's Direct Routes

FRENCH GUIANA	0.229
GABON	0.221
GABON—MOBILE	0.229
GAMBIA	0.368
GEORGIA	—
GEORGIA—TBILISI	0.133
GEORGIA—OTHER	0.158
GERMANY	—
GERMANY—MOBILE	0.260
GERMANY—FRANKFURT	0.038
GERMANY—OTHER	0.046
GHANA	—
GHANA—MOBILE	0.270
GHANA—OTHER	0.270
GIBRALTAR	0.113
GIBRALTAR—MOBILE	0.228
GREECE	—
GREECE—MOBILE	0.294
GREECE—ATHENS	0.077
GREECE—OTHER	0.094
GREENLAND	1.032
GRENADA	0.322
GRENADA—AUDIOTEXT	Service Not Available	Service Not Available
GUADELOUPE	0.223
GUAM	0.107
GUATEMALA	0.270
GUINEA BISSAU	2.525
GUINEA BISSAU—AUDIOTEXT	Service Not Available	Service Not Available
GUINEA REP.	0.200
GUYANA	1.155
GUYANA—AUDIOTEXT	Service Not Available	Service Not Available
HAITI	—
HAITI—PORT—AU—PRINCE	0.335
HAITI—OTHER	0.346
HAITI—SPEC. SERVICES	0.696
HONDURAS	0.548
HONG KONG	0.055	Bell's Direct Routes
HONG KONG—MOBILE	#N/A	breakout removed; will be rated as "Hong Kong"
HUNGARY	—
HUNGARY—MOBILE	0.290
HUNGARY—BUDAPEST	0.080
HUNGARY—OTHER	0.108
ICELAND	0.070
ICELAND—MOBILE	0.359
INDIA	—
INDIA—MOBILE	0.622
INDIA—BANGALORE	0.622

INDIA—BOMBAY	0.622
INDIA—CALCUTTA	0.622
INDIA—HYDRABAD	0.400
INDIA—MADRAS	0.622
INDIA—NEW DELHI	0.402
INDIA—OTHER	0.622
INDONESIA	—
INDONESIA—MOBILE	0.237
INDONESA—JAKARTA	0.078
INDONESIA—SURABYA	0.125
INDONESIA—OTHER	0.148
INMARSAT A / AOR - E	6.228	Bell's Direct Routes
INMARSAT A / POR	6.228	Bell's Direct Routes
INMARSAT A / IOR	6.228	Bell's Direct Routes
INMARSAT A / AOR - W	6.228	Bell's Direct Routes
INMARSAT B / AOR - E	2.258	Bell's Direct Routes
INMARSAT B / POR	2.258	Bell's Direct Routes
INMARSAT B / IOR	2.258	Bell's Direct Routes
INMARSAT A / AOR - W	2.258	Bell's Direct Routes
INMARSAT B / Unified	3.021	Bell's Direct Routes
INMARSAT M / AOR - E	2.569	Bell's Direct Routes
INMARSAT M / POR	2.569	Bell's Direct Routes
INMARSAT M / IOR	2.569	Bell's Direct Routes
INMARSAT M / AOR - W	2.569	Bell's Direct Routes
INMARSAT M / Unified	3.021	Bell's Direct Routes
INMARSAT Mini M / AOR - E	1.946	Bell's Direct Routes
INMARSAT Mini M / POR	1.946	Bell's Direct Routes
INMARSAT Mini M / IOR	1.946	Bell's Direct Routes
INMARSAT Mini M / AOR - W	1.946	Bell's Direct Routes
INMARSAT Mini M / Unified	3.021	Bell's Direct Routes
INMARSAT Aero / AOR - E	9.893
INMARSAT Aero / POR	9.893
INMARSAT Aero / IOR	9.893
INMARSAT Aero / AOR - W	9.893
IRAN	0.306
IRAN—MOBILE	0.486
IRAQ	0.843
IRIDIUM 6	2.098
IRIDIUM 7	3.903
IRISH REP	—
IRELAND—MOBILE	0.264
IRELAND—DUBLIN	0.023	Bell's Direct Routes
IRELAND—OTHER	0.023	Bell's Direct Routes
ISRAEL	0.092
ISRAEL—MOBILE	0.216
ITALY	—
ITALY—MOBILE	0.278
ITALY—MILAN	0.051	Bell's Direct Routes
ITALY—ROME	0.051	Bell's Direct Routes

ITALY—OTHER	0.051	Bell's Direct Rotues
JAMAICA	0.270
JAMAICA—MOBILE	0.384
JAPAN	—
JAPAN—MOBILE	0.359
JAPAN—MILITARY	0.061	Bell's Direct Routes
JAPAN—NAGOYA	0.061	Bell's Direct Routes
JAPAN—OSAKA	0.061	Bell's Direct Routes
JAPAN—TOKYO CENTRAL	0.061	Bell's Direct Routes
JAPAN—OTHER	0.061	Bell's Direct Routes
JORDAN	—
JORDAN—MOBILE	0.392
JORDAN—AMMAN	0.331
JORDAN—OTHER	0.359
KAMPUCHEA	0.696
KAMPUCHEA—MOBILE	0.696
KAZAKHSTAN	0.241
KENYA	—
KENYA—NAIROBI	0.278
KENYA—OTHER	0.368
KIRIBATI	2.262
NORTH KOREA	1.409
SOUTH KOREA	0.055
SOUTH KOREA—MOBILE	0.133
KUWAIT	0.180
KUWAIT—MOBILE	0.229
KYRGYZSTAN	0.270
LAOS	0.696
LATVIA	0.204
LATVIA—MOBILE	0.247
LEBANON	0.243
LEBANON—MOBILE	0.433
LESOTHO	0.188
LIBERIA	0.302
LIBYA	0.237
LIECHTENSTEIN	0.066
LIECHTENSTEIN—MOBILE	0.216
LITHUANIA	0.261
LITHUANIA—MOBILE	0.292
LUXEMBOURG	0.056
LUXEMBOURG—MOBILE	0.334
MACAU	0.221
MACAU—MOBILE	0.221
MACEDONIA	0.294
MACEDONIA—MOBILE	0.302
MADAGASCAR	0.392
MADAGASCAR—MOBILE	0.458
MADAGASCAR—AUDIOTEXT	Service Not Available	Service Not Available
MALAWI	0.180

MALAYSIA	—
MALAYSIA—MOBILE	0.081
MALAYSIA—KUALA LUMPUR	0.066
MALAYSIA—OTHER	0.073
MALDIVES	0.429
MALI	0.417
MALTA	0.130
MALTA—MOBILE	0.176
MARIANA ISLANDS	0.107
MARSHALL ISLANDS	0.556
MARTINIQUE	0.202
MAURITANIA	0.319
MAURITIUS	0.442
MAYOTTE	0.245
MEXICO	—
MEXICO—BAND 1	TBD
MEXICO—BAND 2	TBD
MEXICO—GUADALAJARA	TBD
MEXICO—MEXICO CITY	TBD
MEXICO—MONTERREY	TBD
MICRONESIA	0.778
MOLDOVA	0.467
MONACO	0.093
MONACO—MOBILE	0.286
MONGOLIA	0.409
MONTSERRAT	0.355
MOROCCO	—
MOROCCO—MOBILE	0.409
MOROCCO—CASABLANCA	0.409
MOROCCO—FES	0.384
MOROCCO—RABAT	0.409
MOROCCO—OTHER	0.409
MOZAMBIQUE	0.302
MYANMAR	0.548
NAMIBIA	0.176
NAURU	1.284
NEPAL	—
NEPAL—KATHMANDU	0.229
NEPAL—OTHER	0.491
NETHERLANDS	—
NETHERLANDS—MOBILE	0.346
NETHERLANDS—AMSTERDAM	0.018	Bell's Direct Routes
NETHERLANDS—OTHER	0.018	Bell's Direct Routes
NETHERLANDS ANT.	—
NETH. ANT.—MOBILE	0.311
NETH. ANT.—ST. MARTEENS	0.148
NETH. ANT.—OTHER	0.213
NETH.ANT.—AUDIOTEXT	Service Not Available	Service Not Available
NEW CALEDONIA	0.696

NEW ZEALAND	0.043
NEW ZEALAND—MOBILE	0.286
NICARAGUA	0.351
NIGER	0.335
NIGERIA	—
NIGERIA—LAGOS	0.229
NIGERIA—OTHER	0.409
NIUE	1.566
NIUE—AUDIOTEXT	Service Not Available	Service Not Available
NORFOLK	0.528
NORWAY	0.040
NORWAY—MOBILE	0.229
OMAN	0.376
PAKISTAN	—
PAKISTAN—MOBILE	0.609
PAKISTAN—ISLAMABAD	0.581
PAKISTAN—KARACHI	0.531
PAKISTAN—LAHORE	0.564
PAKISTAN—OTHER	0.548
PALAU	1.442
PALESTINE	0.180
PANAMA	—
PANAMA—MOBILE	0.819
PANAMA—PANAMA CITY	0.233
PANAMA—OTHER	0.237
PAPUA NEW GUINEA	0.223
PAPUA NEW GUINEA—AUDIOTEXT	Service Not Available	Service Not Available
PARAGUAY	0.358
PERU	—
PERU—MOBILE	0.359
PERU—LIMA	0.094
PERU—OTHER	0.196
PHILIPPINES	—
PHILIPPINES—MOBILE	0.229
PHILIPPINES—MANILA	0.164	Bell's Direct Routes
PHILIPPINES—OTHER	0.164	Bell's Direct Routes
POLAND	—
POLAND—MOBILE	0.237
POLAND—WARSAW	0.080
POLAND—OTHER	0.097
PORTUGAL	—
PORTUGAL—MOBILE	0.359
PORTUGAL—AZORES	0.055
PORTUGAL—LISBON	0.053
PORTUGAL—OPORTO	#N/A	breakout removed; will be rated as 'Portugal—Other"
PORTUGAL—OTHER	0.055
PUERTO RICO	0.067

QATAR	0.499
QATAR—MOBILE	0.499
REUNION	0.138
REUNION—MOBILE	0.233
ROMANIA	—
ROMANIA—MOBILE	0.237
ROMANIA—BUCHAREST	0.102
ROMANIA—OTHER	0.218
RUSSIA	—
RUSSIA—CHECHNIA	0.213
RUSSIA—KHABAROVSK	0.163
RUSSIA—MOSCOW CENTRAL	0.061
RUSSIA—MOSCOW SUBURB	0.141
RUSSIA—ST. PETERSBURG	0.083
RUSSIA—OTHER	0.153
RUSSIA—OVERLAY ADMINS	Service Not Available	Service Not Available
RWANDA	0.290
SAN MARINO	0.059
SAN MARINO—AUDIOTEXT	Service Not Available	Service Not Available
SAO TOME AND PRINCIP	1.072
SAUDI ARABIA	—
SAUDI ARABIA—MOBILE	0.392
SAUDI ARABIA—JEDDAH	0.279
SAUDI ARABIA—RIYADH	0.319
SAUDI ARABIA—OTHER	0.379
SENEGAL	0.387
SERBIA	0.237
SEYCHELLES	0.368
SIERRA LEONE	0.597
SIERRA LEONE—AUDIOTEXT	Service Not Available	Service Not Available
SINGAPORE	0.044
SINGAPORE—MOBILE	0.044
SLOVAK REPUBLIC	—
SLOVAK REPUBLIC—MOBILE	0.294
SLOVAK REPUBLIC—BRATISLAVA	0.138
SLOVAK REPUBLIC—OTHER	0.139
SLOVENIA	0.177
SLOVENIA—MOBILE	0.224
SOLOMON ISLANDS	1.089
SOLOMON ISLANDS—AUDIOTEXT	Service Not Available	Service Not Available
SOMALI REP.	0.696
SOUTH AFRICA REP	—
SOUTH AFRICA—MOBILE	0.156
SOUTH AFRICA—CAPE TOWN	0.156
SOUTH AFRICA—JOHANNESBURG	0.156
SOUTH AFRICA—OTHER	0.156
SPAIN	—
SPAIN—MOBILE	0.291
SPAIN—BARCELONA	0.045

SPAIN—CANARY ISLANDS	0.048
SPAIN—MADRID	0.045
SPAIN—OTHER	0.045
SRI LANKA	0.433
SRI LANKA—MOBILE	0.433
ST—HELENA	0.663
ST. CHRISTOPHER	0.298
ST. LUCIA	0.315
ST. PIERRE & MIQ	0.166
ST. VINCENT	0.335
SUDAN	0.376
SURINAME	0.646
SWAZILAND	0.148
SWEDEN	0.038
SWEDEN—MOBILE	0.286
SWITZERLAND	—
SWITZERLAND—MOBILE	0.301
SWITZERLAND—GENEVA	0.018	Bell's Direct Routes
SWITZERLAND—ZURICH	0.018	Bell's Direct Routes
SWITZERLAND—OTHER	0.018	Bell's Direct Routes
SYRIA	0.564
TAIWAN	—
TAIWAN—MOBILE	0.164
TAIWAN—TAIPEI	0.055
TAIWAN—OTHER	0.070
TADJIKISTAN	0.319
TANZANIA	—
TANZANIA—DARES SALAAM	0.319
TANZANIA—OTHER	0.425
THAILAND	—
THAILAND—MOBILE	0.245
THAILAND—BANGKOK	0.125
THAILAND—OTHER	0.237
THURAYA	1.393
TOGO	0.458
TOKELAU	Service Not Available	Service Not Available
TONGA	0.867
TONGA—AUDIOTEXT	Service Not Available	Service Not Available
TRINIDAD AND TOB.	0.270	Bell's Direct Routes
TUNISIA	0.330
TURKEY	—
TURKEY—MOBILE	0.294
TURKEY—ISTANBUL	0.125
TURKEY—OTHER	0.270
TURKMENISTAN	0.296
TURKS & CAICOS ISLAN	0.290
TUVALU	1.015
TUVALU—AUDIOTEXT	Service Not Available	Service Not Available
UGANDA	0.226

UKRAINE	—
UKRAINE—DNIPROPETROVSK	0.172
UKRAINE—DONETSK	0.196
UKRAINE—KHARKIV	0.172
UKRAINE—KIEV	0.117
UKRAINE—LVIV	0.156
UKRAINE—ODESSA	0.172
UKRAINE—OTHER	0.211
UNITED ARAB EM.	0.278
UNITED ARAB EM.—MOBILE	0.302
UNITED KINGDOM	—
UNITED KINGDOM—MOBILE	0.355
UNITED KINGDOM—LONDON	0.018	Bell's Direct Routes
UNITED KINGDOM—OTHER	0.018	Bell's Direct Routes
URUGUAY	0.315
UZBEKISTAN	0.224
VANUATU	0.909
VANUATU—AUDIOTEXT	Service Not Available	Service Not Available
VENEZUELA	—
VENEZUELA—MOBILE	0.335
VENEZUELA—CARACAS	0.148
VENEZUELA—OTHER	0.274
VIET NAM	—
VIET NAM—MOBILE	1.081
VIET NAM—HO CHI MINH	1.015
VIET NAM—OTHER	1.015
VIRGIN ISL. US	0.059
VIRGIN ISLANDS BR.	0.205
WALLIS—FUTUNA	2.923
WESTERN SAMOA	0.847
YEMEN	0.761
ZAIRE	0.294
ZAIRE—MOBILE	0.392
ZAMBIA	0.213
ZIMBABWE	0.105

SCHEDULE 3(b)

MFSP Pricing—Globe Internet (IP Transit)

GLOBE INTERNET (IP TRANSIT) ASSUMPTIONS

•
MFSP pricing will be updated on a periodic basis and will be effective upon 5-business days notice for the following components:

a)
Transport Charge

b)
Co-Location (if applicab1e)

c)
Globe Internet (IP Transit) price

•
MFSP Pricing for North American ports will be the lower of:

i)
Best price offered in Canada or,

ii)
Best price offered in the United States + a transport charge (if applicable).

    Note: A transport charge will not be applicable if connection is made in the USA.

•
North American Transport Charge to be at Teleglobe's cost.

•
MFSP pricing for international services will be handled on an individual case basis

•
and will be based on Teleglobe's "best available pricing".

•
For burstable services a minimum 30% utilization charge per port, is applied each

•
month.

•
MFSP pricing to apply to existing and new services as of July 1, 2001.

•
All prices in US$.

a)    North American Transport Charge MFSP Rates (as of July 1, 2001)

  $50/Mbps transport charge to USA

    Note: Transport Charge is based on current cost to connect cross-border at cost.

b)    [North American Globe Internet (IP Transit) MFSP Rates]

Country	Fixed / Burstable	Port Speed		US$ (as of July 1, 2001)
Canada	Fixed	T1 (1.544 Mbps	)	$400
	Fixed	10 M Ethernet		$2,500
	Fixed	DS3		$11,250
	Fixed	100 M Ethernet		$25,000
	Fixed	OC3		$38,750
	Fixed	OC12		$155,500
	Burstable	All port speeds		$250/Mbps
United States	Fixed	T1 (1.544 Mbps	)	$400
	Fixed	10 M Ethernet		$2,000
	Fixed	DS3		$9,000
	Fixed	100 M Ethernet		$20,000
	Fixed	OC3		$31,000
	Fixed	OC12		$124,400
	Burstable	All port speeds		$200/Mbps

SCHEDULE 3(c)

MFSP Pricing—GIobeAccess64 (ISDN) Outbound

(Canadian Origination)

GLOBE ACESS64 (ISDN) OUTBOUND (CANADIAN ORIGINATION) ASSUMPTIONS

•
MFSP pricing for ISDN will be updated on a periodic basis and will be effective upon 5-business days notice.

•
All rates in CA$.

•
Calls to be measured in one-minute increments, rounding up to the next highest minute, with all billing and rates expressed on a per minute basis.

•
Rates will be based on "Best Available Rate" with the exception of traffic to countries identified in Table 1 routed from Bell or Bell Nexxia, as the case may be, directly to Teleglobe which will be the lesser of

a)
the rate identified in Table 1; or

b)
Teleglobe's "Best Available Rate"

Table 1:

Country	Rate / Minute CA$ (as of July 1, 2001)	Surcharge / Call CA$ (as of July 1, 2001)
France	$0.253	$0.00
Italy	IDDD rate from Schedule 3(a)	$0.00
Netherlands	IDDD rate from Schedule 3(a)	$0.00
Switzerland	IDDD rate from Schedule 3(a)	$0.00
United Kingdom	$0.078	$0.00

Note: The rates in Table 1 may be reviewed upon mutual agreement of both Parties.

SCHEDULE 3(d)
MFSP Pricing—ITFS/UIFN Inbound

ITFS/UIFN INBOUND ASSUMPTIONS

•
MFSP pricing for ITFS/UIFN will be updated on a periodic basis and will be effective upon 5-business days notice.

•
All rates in CA$.

•
Calls to be measured in 6 second increments, rounding up to next highest 6 seconds,

•
with all billing and rates expressed on a per minute basis.

ITFS/UIFN MFSP RATES

Origination	Rate / Minute CA$ (as of July 9, 2001)
ANGUILLA	0.466
ANGUILLA	0.466
ANTIGUA	0.850
ARGENTINA	0.251
AUSTRALIA	0.117
AUSTRIA	0.200
BAHAMAS	0.376
BAHRAIN	0.615
BARBADOS	0.693
BELGIUM	0.117
BERMUDA	0.198
BRAZIL	0.273
CANADA	0.088
CAYMAN	0.295
CHILE	0.343
CHINA	0.249
COLOMBIA	0.244
COSTA RICA	0.656
DENMARK	0.117
DOMINICA	0.781
DOMINICAN REP.	0.195
FIJI	1.149
FINLAND	0.293
FRANCE	0.117
GERMANY	0.117
GREECE	0.195
GRENADA	0.650
HONG KONG	0.117
HUNGARY	0.293
ICELAND	0.366
INDONESIA	0.366
IRISH REP	0.147
ISRAEL	0.174
ITALY	0.244
JAMAICA	0.764
JAPAN	0.445

SOUTH KOREA	0.150
LUXEMBOURG	0.178
MACAU	0.581
MALAYSIA	0.250
MEXICO	0.491
MONTSERRAT	0.796
NETHERLANDS	0.117
NEW ZEALAND	0.117
NORWAY	0.117
PERU	0.703
PHILIPPINES	0.739
POLAND	0.391
PORTUGAL	0.195
PUERTO RICO	0.239
RUSSIA	0.342
SINGAPORE	0.242
SAUDI ARABIA	1.480
SOUTH AFRICA REP	0.366
SPAIN	0.295
ST. CHRISTOPHER	0.843
ST. LUCIA	0.977
ST. VINCENT	0.686
SWEDEN	0.117
SWITZERLAND	0.291
TAIWAN	0.147
THAILAND	0.382
TRINIDAD AND TOB.	0.740
TURKEY	0.342
TURKS & CAICOS ISLAN	0.863
UNITED KINGDOM	0.088
UNITED ARAB EM.	0.440
USA	0.137
VENEZUELA	0.313
VIRGIN ISLANDS BR.	0.767
VIRGIN ISLANDS (US)	0.107

SCHEDULE 3(e)

MFSP Pricing—Switch Minute Terminations in Canada

SWITCH MINUTE TERMINATIONS (IN CANADA) ASSUMPTIONS

•
MFSP pricing will be updated on a periodic basis and effective upon 5-business days

•
notice.

•
All rates in CA$.

•
All billing and rates expressed on a per minute basis.

Switch Minute Terminations (in Canada) MFSP Rates (as of July 1, 2001)

NPA	Rate / Minute CA$ (as of July 1, 2001)
204	0.0128
250	0.0155
289	0.0127
306	0.0219
403	0.0155
416	0.0127
418	0.0127
450	0.0127
506	0.0136
514	0.0127
519	0.0127
604	0.0155
613	0.0127
647	0.0127
705	0.0127
709	0.0286
780	0.0155
807	0.0127
819	0.0127
867	0.1650
902	0.0164
905	0.0127

*
For traffic volumes above 3% to Independent Companies, a surcharge of $0.05 (CA$) per minute will apply.

Operator Handled Sent Paid Switch Minute Terminations (in Canada)

An average switched termination rate applicable to Operator Handled Sent Paid Inbound Traffic will be established every quarter by Bell Canada based on Operator Handled traffic terminating to Canadian NPA's during the 3 month interval and the Switched Minute Termination rates identified above. The applicable average switched termination rate is determined by the actual call date the Operator Handled Sent Paid inbound call transpired.

FIRST AMENDMENT TO
MASTER WHOLESALE PRICING AND SERVICES COORDINATING AGREEMENT

        THIS FIRST AMENDMENT TO THE MASTER WHOLESALE PRICING AND SERVICES COORDINATING AGREEMENT (this "First Amendment") dated June 12, 2003, with effect as to certain agreements contained herein as of the first day of April, 2003 (the "Effective Date") is made

BETWEEN:

        TELEGLOBE CANADA ULC, an amalgamated unlimited liability company amalgamated under the laws of the Province of Nova Scotia, having an office at 1000 rue de la Gauchetiere, Montreal, Quebec, Canada ("Teleglobe");

AND:

        BELL CANADA, a Canadian corporation incorporated under the laws of Canada having an office at 483 Bay Street, Floor 6N, Toronto, Ontario, Canada ("Bell Canada");

RECITALS:

        WHEREAS Teleglobe Inc., Bell Canada and BCE Nexxia Inc. ("Nexxia") were parties to a Master Wholesale Pricing and Services Coordinating Agreement made as of January 1, 2001 (the "Master Agreement"); and

        WHEREAS on May 15, 2002 Teleglobe Inc., together with certain of its affiliates, filed for and obtained protection from their creditors (the "Canadian Insolvency Proceedings") under the Companies' Creditors Arrangement Act R.S.C, 1985, c. C-36 (the "CCAA") pursuant to an order of the Ontario Superior Court of Justice (the "CCAA Court"); and

        WHEREAS in the course of the Canadian Insolvency Proceedings, and pursuant to a purchase agreement made and entered into as of September 18, 2002 between TLGB Acquisition LLC as purchaser (the "Purchaser"), Teleglobe Inc. and Teleglobe USA Inc., together with such other parties enumerated therein, as amended, (the "Purchase Agreement"), Teleglobe Inc. agreed to assign the Master Agreement to the Purchaser (or an affiliate thereof, as contemplated by the Purchase Agreement); and

        WHEREAS pursuant to the Canadian Insolvency Proceedings, on October 2, 2002, Teleglobe Inc. obtained an order from the CCAA Court approving and authorizing, inter alia, the Purchase Agreement and the transactions contemplated thereby, on the terms and conditions contained in such order; and

        WHEREAS pursuant to the Canadian Insolvency Proceedings, on October 23, 2002, Teleglobe Inc. obtained the Bell Order, which, subject to and conditional upon Closing, authorized and entitled Teleglobe Inc. to assign, transfer and deliver to the Purchaser (or an affiliate thereof, as contemplated by the Purchase Agreement), all of Teleglobe Inc.'s rights, title and interest in the Master Agreement (among other agreements), on the terms and subject to the conditions contained in the Bell Order including, without limitation, that the Purchaser (or an affiliate thereof, as contemplated by the Purchase Agreement) assume all covenants, obligations, conditions, liabilities, provisos and other commitments of Teleglobe Inc. under the Master Agreement (among other agreements), and that the Purchaser be otherwise subject to all the requirements of Teleglobe Inc. therein arising, as if the Purchaser were an original signatory thereto; and

        WHEREAS Nexxia amalgamated with Bell Canada on March 31, 2003 and continued as Bell Canada; and

        WHEREAS the Purchaser designated its affiliate (as contemplated by the Purchase Agreement), Teleglobe Canada II ULC, as the entity to which contracts, assets and the business of Teleglobe Inc. would be transferred, pursuant to the terms of the Purchase Agreement; and

        WHEREAS the transaction as approved by the CCAA Court pursuant to the orders described, and described in the Purchase Agreement was closed on May 30, 2003, resulting in, inter alia, the assignment of, inter alia, the Master Agreement by Teleglobe Inc. to Teleglobe; and

        WHEREAS immediately following completion of the Closing on May 30, 2003, Teleglobe Canada II ULC amalgamated with Teleglobe Canada ULC, to form Teleglobe, an amalgamated unlimited liability company amalgamated pursuant to the laws of the Province of Nova Scotia; and

        WHEREAS as a consequence thereof, the Master Agreement is presently an agreement pursuant to which Teleglobe is responsible for the covenants, obligations, conditions, liabilities, provisos and other commitments of Teleglobe Inc. and Teleglobe is otherwise subject to all the requirements of Teleglobe Inc. therein arising as if Teleglobe were an original signatory thereto; and

        WHEREAS the Parties desire to amend the Master Agreement in accordance with the terms and conditions set forth herein.

        NOW THEREFORE, THIS FIRST AMENDMENT WITNESSETH that in consideration of the covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto, the Parties hereto covenant and agree as follows:

  INTERPRETATION AND DEFINITIONS

  Terms having initial capital letters and capitalized terms used, but not otherwise defined in this First Amendment, including its recitals, shall have the respective meanings set out in the Master Agreement. Certain terms having initial capital letters and capitalized terms used in this First Amendment are defined in the context in which they appear and shall have the respective meanings there indicated.

  In this First Amendment, including its recitals, unless otherwise defined or unless the context otherwise requires, the following terms shall have the following meanings:

    "Allocation" means the allocated dollar amount of either Right to Match Right or Flex Right of the Parties determined pursuant to Sections 5.1.1(a) and 5.2.1(b) hereof;

    "ASR" means Answer Seizure Ratio as defined by the International Telecommunication Union;

    "Bell Order" means the CCAA Court Order dated October 23, 2002;

    "Buyer" means either Bell Canada or Teleglobe, as the case may be, as purchaser or intended purchaser of the Teleglobe Services, the Bell Services or Competing Services, as the case may be;

    "Closing" has the meaning set out in the Purchase Agreement;

    "Competing Provider" means a provider of a Competing Service;

    "Competing Service" means any telecommunications product or service, that is the same as or substantially similar to either a Teleglobe Service or Bell Service, or is otherwise competitive with either a Teleglobe Service or Bell Service, in circumstances where and to the extent that any such Teleglobe Service or Bell Service is subject to any exclusivity requirements, Right to Match, Flex, or a minimum volume commitment, as contemplated in the Master Agreement as amended pursuant hereto;

    "Content Provider" means a Person that creates information, educational or entertainment content for the Internet;

    "Convergia Agreement" means the agreement between Bell Canada and Convergia Inc. dated April 16, 2002;

    "Convergia Traffic" means the IDDD Outbound Services traffic, but only as it relates to mobile and Cuba terminating traffic, generated by Bell Canada pursuant to the Convergia Agreement, provided that in 2003 such traffic shall exclude mobile traffic;

    "Flex" means the right of either Bell Canada or Teleglobe, as the case may be, as Buyer, to obtain Competing Services on terms and subject to conditions determined in its sole discretion to be acceptable to it and in respect of which, notwithstanding any provision of the Master Agreement to the contrary, no obligation to purchase from Supplier or Right to Match shall apply;

    "Home Country Direct Service" means the access service provided by Bell Canada to Teleglobe in order for Teleglobe to offer to foreign carriers the underlying services associated with the provisioning by such foreign carriers of services similar in functionality to the Canada Direct Service;

    "IDDD Outbound Services" has the meaning set out in Section 5.2.1(b) hereof;

    "IP Transit Monthly Volume Commitment" has the meaning set out in Section 5.2.1(a) hereof;

    "Off-Net Delay" means the time interval required for IP Transit traffic to travel from Bell Canada's directly connected serial interface with the Teleglobe network to Teleglobe's directly connected serial interface with a Tier-I Peer;

    "On-Net Traffic" has the meaning set out in Section 5.2.1(a)(ii)(1) hereof;

    "Parties" means Bell Canada and Teleglobe;

    "Party" means either Bell Canada, or Teleglobe as the context requires;

    "Pre-determined Connection Points" means the following connection points: Chicago, Montreal, New York, Newark, Seattle, Toronto or Vancouver;

    "Required Information" means the information to be provided, in writing, by the Buyer to the Supplier pursuant to the exercise of a Right to Match of Supplier, comprising:

      (i)
      in the case of the services set out in Sections 5.1.1(b) and 5.2.1 (c) hereof:

      (a)
      technical description (e.g. locations A-end/ Z-end and Customer premise equipment required);

      (b)
      SLAs/SLOs;

      (c)
      price;

      (d)
      term/termination;

      (e)
      delivery interval(s);

      (f)
      any penalty provisions for failure to meet requirements for the service described herein; and

      (g)
      the maximum allowed response time for RFQs.

      (ii)
      in the case of Switch Minute Terminations in Canada and IDDD Outbound Services:

      (a)
      traffic volumes, which for the avoidance of doubt, shall be an estimated amount of traffic for a fixed period of time;

      (b)
      destination definition (i.e., the numbering ranges and destination codes that comprise a destination);

      (c)
      price;

      (d)
      required notice period for rate changes;

      (e)
      term commitments;

        (f)
        delivery (an adjustment shall be required to reflect any delivery points other than via Pre-determined Connection Points);

        (g)
        quality (target ASR, allowable variances, and conditions under which Buyer will determine that the quality requirements have not been achieved);

        (h)
        traffic grooming (i.e., routing specifications other than a representative distribution of traffic available to be sent to all carriers);

        (i)
        any traffic restrictions or limitations within a destination;

        (j)
        details of any return traffic arrangements, where the applicable rates are contingent upon return traffic, and how such return traffic has been reflected in the "price"; and

        (k)
        type of route (i.e. Full, Partial, Bilateral or Partial-Bilateral);

    "Right to Match" or "Right to Match Right" means the right of either Bell Canada or Teleglobe, as Supplier, to choose whether or not to contract on the terms of an offer presented to Supplier by Buyer in accordance with, and subject to the terms of, Sections 5.1.1(a), 5.1.1(b), 5.2.1(b), 5.2.1(c) and Section 7 hereof;

    "Rights" means, collectively, the Right to Match and Flex;

    "Supplier" means either Bell Canada or Teleglobe, as the case may be, as supplier or, prospective supplier, respectively of the Bell Services or Teleglobe Services;

    "Teleglobe Potential IDDD Customers" has the meaning set out in Section 5.1.2(b) hereof;

    "Teleglobe Potential IP Customers" has the meaning set out in Section 5.1.2(a) hereof;

    "Tier-1 Peer" means the following IP access providers: *** (only when direct connectivity is established and continues between *** and Teleglobe) or as modified by the Parties from time to time upon mutual agreement;

    "2003 Excluded Traffic" means the Bell Canada IDDD Outbound Services generated traffic in January and February 2003 as a result of special traffic promotions, and the Convergia Traffic;

    "2002 Excluded Traffic" means the Bell Canada IDDD Outbound Services generated traffic in November and December 2002 as a result of special traffic promotions, and the Convergia Traffic; and

    "Wholesale Traffic" means the IDDD Outbound Services traffic originating from Bell Canada's Wholesale Customers connected directly to a Teleglobe switch under a contract between Bell Canada and such Wholesale Customers, unless otherwise agreed by the Parties in writing.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

2.     RETROACTIVE EFFECT OF THE FIRST AMENDMENT

Retroactivity.    The Parties agree that notwithstanding that the Closing occurred on May 30, 2003, the amendments to the Master Agreement contemplated by this First Amendment shall have effect, to the extent contemplated herein, as at and from the Effective Date.

3.     MASTER AGREEMENT/COURT ORDERS

Master Agreement; Court Orders.    For the avoidance of doubt the Master Agreement, the Bell Order and all collateral and related orders remain in full force and effect. The Master Agreement is only modified in so far as this First Amendment specifically provides, including without limitation, extensions of Initial Term, Flex, Rights to Match, non-exclusivity and pricing principles. Except as amended herein, all of the terms and conditions of the Master Agreement shall remain in full force and effect.

4.     TERM AND TERMINATION

4.1
Term and Termination.    Article 2.1 of the Master Agreement is hereby amended to extend the Initial Term of the Master Agreement until December 31, 2007 (at which time the Master Agreement and the First Amendment shall terminate) with respect to:

(a)
Switch Minute Terminations in Canada;

(b)
IP Transit Services;

(c)
Canada Direct Services;

(d)
Operator Handled (OH) services;

(e)
ITFS/UIFN services;

(f)
IDDD; and

(g)
Home Country Direct.

4.2
Idem.    For IPL Services, ISDN Services, and all other Services except those specifically referenced in Section 4.1 above, the Master Agreement and this First Amendment shall terminate on December 31, 2005.

4.3
Idem.    Article 2.1 of the Master Agreement is hereby further amended by deleting the second sentence thereof.

5.     OBLIGATIONS OF THE PARTIES

5.1
Amendment of Article 3.3 of Master Agreement.    Article 3.3 of the Master Agreement is hereby amended by deleting the first sentence, and replacing it with Sections 5.1.1 and 5.1.2 below:

5.1.1
Teleglobe Flex; Bell Right to Match.    Subject to Article 3.6 of the Master Agreement, Teleglobe shall fulfill, satisfy and discharge all of its requirements for the delivery of telecommunications services in the Territory exclusively with and from Bell Canada through the delivery by Bell Canada of the Bell Services, unless Bell Canada declines in writing to supply any of such Bell Services; provided that, Teleglobe shall no longer be bound or restricted by any exclusivity obligation contained in the Master Agreement (as amended by the First Amendment) only to the extent it is granted Flex Rights and Right to Match Rights as contemplated by the terms set out below.

(a)
Teleglobe Allocations.    Teleglobe shall be subject to the followings rights and obligations with respect to Switch Minute Terminations in Canada:

(i)
in 2003, Teleglobe may obtain up to *** of its required volume of Switch Minute Terminations in Canada by way of exercising its Flex Right, and up to *** of its required volume of Switch Minute Terminations in Canada shall be subject to a Bell Canada Right to Match, pursuant to the calculation set forth below in this Section 5.1.1(a);

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

      (ii)
      in 2004, Teleglobe may obtain up to *** of its required volume of Switch Minute Terminations in Canada by way of exercising its Flex Right, and up to *** of its required volume of Switch Minute Terminations in Canada shall be subject to a Bell Canada Right to Match, pursuant to the calculation set forth below in this Section 5.1.1(a);

      (iii)
      in 2005, Teleglobe may obtain up to *** of its required volume of Switch Minute Terminations in Canada by way of exercising its Flex Right, and up to *** of its required volume of Switch Minute Terminations in Canada shall be subject to a Bell Canada Right to Match, pursuant to the calculation set forth below in this Section 5.1.1(a);

      (iv)
      in 2006, Teleglobe shall route a minimum of *** of its required volume of Switch Minute Terminations in Canada to Bell Canada, and *** of its required volume of Switch Minute Terminations in Canada shall be subject to a Bell Canada Right to Match, pursuant to the calculation set forth below in this Section 5.1.1(a); and

      (v)
      in 2007, Teleglobe shall route a minimum of *** of its required volume of Switch Minute Terminations in Canada to Bell Canada, and *** of its required volume of Switch Minute Terminations in Canada shall be subject to a Bell Canada Right to Match, pursuant to the calculation set forth below in this Section 5.1.1(a).

    Determination of Allocations.    The Flex Right and Right to Match Allocations contemplated in this Section 5.1.1(a) shall be determined as follows. The required volume of Switch Minute Terminations in Canada for 2003 shall be an amount expressed in dollars, equal to the aggregate sum of the products of the total volume of Switch Minute Terminations in Canada for each route purchased by Teleglobe from Bell Canada in 2002, multiplied by the applicable rates established and in effect on January 1, 2003 on a route by route basis. The required volume of Switch Minute Terminations in Canada for subsequent years (for the purpose of determining the Flex Right and Right to Match Right Allocations for such subsequent years) shall be an amount, expressed in dollars, established, on an annual basis, on the first day of each such subsequent calendar year (in this Section 5.1.1(a) "Adjustment Date") and be equal to the aggregate sum of the products of the total volume of the Switch Minute Terminations in Canada for each route during the last calendar year preceding the Adjustment Date (in this Section 5.1.1(a) "Base Year") multiplied by the average rates applicable during the months of November and December of the Base Year. For avoidance of doubt, the Parties agree that the required volume of Switch Minute Terminations in Canada for the purposes of each Base Year, shall include only the traffic routed to Bell Canada and Bell West Inc., together with the traffic routed by Teleglobe to Competing Providers on a Flex Right or Right to Match Right basis.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    Rights: Excesses and Shortfalls.    Subject to the terms and conditions set forth in this paragraph, Teleglobe agrees it shall not exceed its Allocation in each year. Commencing on January 1, 2004, in any given month thereafter, Teleglobe shall not exercise more than (i) 133% of its average monthly Right to Match Right and Flex Right Allocation, calculated on an aggregated basis, nor (ii) more than 150% of each of its average monthly Allocations, such average monthly Rights to be calculated based on the annual Flex Right and Right to Match Right Allocations (in aggregate with respect to (i) and separately with respect to (ii)) set forth above, divided by twelve months. For greater certainty, however, the Parties agree that the foregoing restrictions related to Teleglobe exceeding its Allocation shall not apply to its exercise of the Rights during 2003. Where Teleglobe exercises any of the Rights, in any calendar year, in excess of the Teleglobe Allocation or fails, on the other hand, to use the Rights up to the Teleglobe Allocation, such excess or shortfall, may be carried forward as follows: (i) in the case of a shortfall in the exercise of the Rights, a maximum of five (5%) percent for each of the Right to Match Right Allocation and Flex Right Allocation in a given year shall be added to the Right to Match Allocation or the Flex Right Allocation, as the case may be, in the calendar year following the calendar year where such shortfall occurred; and (ii) in the case of any excess in the exercise of the Rights, a maximum of five (5%) percent for each of the Right to Match Right Allocation and Flex Right Allocation in a given year shall be debited on a dollar for dollar basis from the respective Rights in the calendar year following the calendar year where such excess use occurred, provided that Teleglobe shall have used commercially reasonable efforts to exercise the Rights at the Teleglobe Allocation in each calendar year. In addition, the Parties further agree that should Teleglobe exercise any of the Rights, in any calendar year, in excess of 105% ("Excess Amount") of each of the Right to Match Right and Flex Right Allocation, respectively, in a given year, such excess shall be debited from Teleglobe's Right to Match Right and/or Flex Right Allocation, as the case may be, for the following year in an amount equal to twice the Excess Amount.

    Debiting of Allocations.    The respective Flex and Right to Match Allocations shall be debited by deducting amounts expressed in dollars equal to the product of the volume of Switch Minute Terminations in Canada utilized by Teleglobe on a Flex and Right to Match basis multiplied by the rates used in the determination of the Flex Right or Right to Match Right Allocation as set forth in Section 5.1.1(a) above (i.e., rates in effect on January 1,2003 and the average applicable rates in effect during the months of November and December of each Base Year for subsequent years), on a route by route basis.

    (b)
    Right to Match on Other Services.    Teleglobe shall, from the Effective Date, be entitled to obtain Competing Services, as the same relate to private line services, such as network circuit and local loop facilities in the Territory (including for example, BandWidth Select, Megalink) as well as for Cross Border Facilities and Network Facilities, subject to Bell Canada's Right to Match, in all instances, for such Teleglobe requirements; provided that with respect to Cross Border Facilities and Network Facilities, the pricing principles set out in the Master Agreement shall continue to apply. For greater certainty, Bell Canada's Right to Match pursuant to this Section 5.1.1(b) shall not result in debiting of Bell Canada's Right to Match Allocation.

  5.1.2
  Teleglobe Access to Canadian Market.    Teleglobe shall not directly or indirectly promote, market or sell any telecommunications services to Customers in the Territory, either on a retail or wholesale basis, other than to Bell Canada; provided that Teleglobe shall no longer be bound, from May 15, 2003 and thereafter, by such restriction, but only to the extent set forth below.

    (a)
    IP Transit Potential Customers.    With respect to IP Transit Services, Teleglobe shall be entitled to promote, market and sell, on a non-exclusive basis, in the Territory, Teleglobe's IP Transit Services solely to the entities listed below (the "Teleglobe Potential IP Customers"), on the following terms and conditions:

    (i)
    *** and *** and to that end Bell Canada consents to Teleglobe executing, after the date of execution of the First Amendment, with *** and ***, IP Transit Services agreements with *** and ***, provided that Teleglobe shall not, during the term of any IP transit related agreements, in force and effect at the Effective Date, between Bell Canada and *** and ***, respectively, (the "Bell Agreements"), induce either *** or *** to terminate their respective Bell Agreement early or breach their respective Bell Agreement, or conduct itself in a manner which would interfere with Bell Canada's rights thereunder, or the management of the Bell Agreements, including without limitation, a reduction in the monthly volume commitment of IP traffic routed by *** and *** to Teleglobe under the Bell Agreement with Bell Canada as of the Effective Date from *** and ***. Teleglobe may support Bell Canada in its management of the Bell Agreements where requested by *** and/or *** by directly interfacing with *** and/or *** for certain functions, subject to Bell Canada's consent, (which consent shall not be unreasonably withheld) and further provided that any action taken by Teleglobe in supporting Bell Canada shall not impair revenue recognition by Bell Canada under Canadian GAAP, in respect of such Bell Agreements.

        In addition, Teleglobe hereby agrees, from the Effective Date:

        (1)
        until March 1, 2004, to charge Bell Canada a rate of *** per Mbps for all *** IP transit related traffic sent to Teleglobe under the Bell Agreement with ***; and

        (2)
        until October 31, 2003, to charge Bell Canada a rate of *** per Mbps for all *** IP transit related traffic sent to Teleglobe under the Bell Agreement with ***.

        For avoidance of doubt, from March 1, 2004 with respect to *** and from October 31, 2003 with respect to ***, and thereafter, Teleglobe shall no longer have any obligations to Bell Canada or restrictions with respect to *** and *** as such obligations or restrictions relate to IP Transit Services.

      (ii)
      the following additional Canadian cable companies: *** and ***;

      (iii)
      the following Canadian carriers: ***, and ***; and

      (iv)
      the following Content Providers: ***, and to that end Bell Canada agrees to use reasonable commercial efforts, to assign to Teleglobe any and all IP transit related agreements Bell Canada may have entered into, solely as it relates to Teleglobe IP Transit Services, with any of the foregoing Content Providers, provided that Bell Canada shall be entitled to recognize all revenue under Canadian GAAP in respect of such agreements described in this Section 5.1.2(a)(iv), as it relates to their respective IP transit generated business, until the expiry of the then current terms of such IP transit related agreements. Teleglobe shall be entitled to promote, market and sell IP Transit Services to three (3) additional Content Providers for each of 2004 and 2005, and only two (2) additional Content Providers in each of 2006 and 2007, all of which are subject to Bell Canada's prior written approval, which approval shall not be unreasonably withheld.

** Portions hereof have been omitted and filed separately with the Secturities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    (b)
    IDDD Potential Customers.    Teleglobe shall be entitled to promote, market and sell, in the Territory, on a non-exclusive basis, Teleglobe's IDDD Services, solely to *** and *** (collectively the "Teleglobe Potential IDDD Customers").

    (c)
    Canada Direct Services.    Teleglobe shall be entitled to promote, market and sell Canada Direct Services to TELUS Communications Inc.

  5.1.3
  Second Amendment of Article 3.3 of Master Agreement.    The second sentence of Article 3.3 of the Master Agreement is hereby deleted and replaced with the following: "Subject to the foregoing (Section 5.1.2 of the First Amendment), and for greater certainty, Teleglobe agrees that it shall not create or participate directly or indirectly, or through the use of an Affiliate, in any initiative aimed at providing Competing Services at either the wholesale or retail level to any Person in the Territory".

5.2
Amendment of Article 3.4 of Master Agreement.    Article 3.4 of the Master Agreement is hereby amended by deleting the first sentence, and replacing it with Section 5.2.1 below:

5.2.1
Bell Canada Flex; Teleglobe Right to Match.    Subject to Articles 3.5 and 3.6 of the Master Agreement as amended, Bell Canada shall fulfill, satisfy and discharge all of its requirements for the delivery, outside of the Territory of the Teleglobe Exclusive Services through Teleglobe; provided that from the Effective Date, Bell Canada shall no longer be bound or restricted by any exclusivity obligations contained in the Master Agreement (as amended by the First Amendment) only to the extent it is granted Flex Rights and Right to Match Rights as contemplated by the terms set out below.

(a)
IP Transit Commitment.    Bell Canada shall be entitled to obtain IP Transit services from Competing Providers for requirements outside of the Territory, in volumes at or exceeding the Bell Canada monthly minimum volume commitment ("IP Transit Monthly Volume Commitment") determined (subject as hereinafter provided) as follows: (1) during each of 2003 (as of the Effective Date), 2004, 2005—a minimum monthly volume commitment of ***; and (2) during each of 2006 and 2007—a minimum monthly volume commitment of ***. Notwithstanding the IP Transit Monthly Volume Commitment, Telegtobe agrees that Bell Canada's monthly IP Transit usage may fluctuate positively or negatively by 7.5% from the IP Transit Monthly Volume Commitment, on a month to month basis, provided that Bell Canada meets its IP Transit Monthly Volume Commitment on an annualized basis, and further provided that Bell Canada shall be entitled to apply any shortfall in any given month (the "Shortfall Month") to any excess traffic of IP Transit traffic sent by Bell Canada to Teleglobe in any two (2) month period immediately prior to or following a Shortfall Month.

(i)
For the avoidance of doubt, subject to this Section 5.2.1(a) and Section 5.4, Bell Canada shall pay Teleglobe for the greater of: (1) the Bell Canada actual IP Transit traffic routed through Teleglobe, in a given month; and (2) the IP Transit Monthly Volume Commitment.

*** Portions hereof have been omitted and filed separately with the Secturities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

      (ii)
      For greater certainty, and for the purpose of determining the IP Transit Monthly Volume Commitment, the Parties agree as follows:

      (1)
      the IP Transit Monthly Volume Commitment shall be composed solely of traffic routed directly (connected) to Teleglobe IP ports from Bell Canada routers ("On-Net Traffic");

      (2)
      the IP Transit Monthly Volume Commitment for each of 2003, 2004 and 2005 shall be adjusted downward (on a per Gb, or any portion thereof, basis) where Bell Canada is able to demonstrate to Teleglobe (acting reasonably), within sixty (60) days from the receipt of a Signing Notice (hereinafter defined) that it has lost any On-Net Traffic as a result of Teleglobe having signed or entered into agreements with any of the Teleglobe Potential IP Customers (other than Rogers and Cogeco), which were under contract with and connected directly to Bell Canada, as of the Effective Date, for the purpose of Bell Canada supplying IP Transit Services to such Teleglobe IP Potential Customers (which shall include, for greater certainty, any agreement assigned by Bell Canada to Teleglobe pursuant to Section 5.1.2 (a) (iv) hereof). Teleglobe shall provide Bell Canada with written notice of any agreements Teleglobe enters into with any of the Teleglobe IP Potential Customers (the "Signing Notice") within thirty (30) days of such agreements having been entered into. For greater certainty, the aforementioned lost On-Net Traffic to be applied against the IP Transit Monthly Volume Commitment shall be at a maximum, the amount of Teleglobe On-Net Traffic lost by Bell Canada to Teleglobe and not the IP Transit traffic actually sent by such Teleglobe IP Potential Customers to Teleglobe or previously sent to Bell Canada; and

      (3)
      any traffic sent to Sprint Communications Company LP ("Sprint") and/or Cable & Wireless USA Inc. ("C&W") by Bell Canada via a Teleglobe port shall not be computed as part of the IP Transit Monthly Volume Commitment.

      (iii)
      *** and ***:    Upon Bell Canada's request, Teleglobe shall commence negotiations with each of *** to allow Bell Canada to establish network connectivity directly to such aforementioned carrier(s) ("*** Direct Connect"), pursuant to the terms and conditions set out below, for the purpose of routing Bell Canada IP traffic destined to ***:

      (1)
      in negotiating connectivity arrangements with any of the *** Direct Connects, Teleglobe shall utilize its best efforts for a reasonable period of time and shall inform Bell Canada of any progress, or lack thereof, in such respect, provided for greater certainty, that best efforts shall not be interpreted to include an obligation on the part of Teleglobe to accept higher IP transit pricing from *** than IP transit pricing Teleglobe pays ***, as of the Effective Date, or to pay for IP transit service if Teleglobe has a peering agreement with *** as of the Effective Date;

      (2)
      Teleglobe may request reasonable assistance from Bell Canada in order to assist it in entering into the connectivity arrangements described in this Section 5.2.1(a)(iii) with any of the *** Direct Connects, provided both Parties have determined, acting reasonably, that such assistance may be beneficial to the consummation of such transactions with any such *** Direct Connects;

      (3)
      notwithstanding the direct network connectivity between any of the *** Direct Connects and Bell Canada, pursuant to this Section 5.2.1(a)(iii), such network

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

        connectivity shall be pursuant to contractual connectivity arrangements to be entered into by and between Teleglobe and the *** Direct Connects (which for greater certainty, shall be subject to Bell Canada's consent as contemplated in Section 5.2.1 (a)(iii)(6) below), and to that end Teleglobe shall have management control of such contractual connectivity arrangements;

        (4)
        Bell Canada shall route all of its IP traffic destined to the *** Direct Connects in accordance with Teleglobe routing instructions (which shall include as a minimum the routing of peer type traffic to each of the *** Direct Connects);

        (5)
        the rates payable by Bell Canada for the IP traffic routed through the *** Direct Connects shall be the greater of: (i) the rates paid by Teleglobe to each of the *** Direct Connects for Bell Canada's generated IP traffic (the "*** Direct Connect Rates"), and (ii) the rates charged by Teleglobe to Bell Canada, pursuant to Section 8.1 of hereof, for Bell Canada's generated IP traffic; provided that if any of the *** Direct Connect Rates are higher than the Teleglobe rates charged to Bell Canada pursuant to Section 8.1, hereof, for such destined IP traffic, Bell Canada shall be provided with the opportunity to renegotiate the *** Direct Connect Rates, prior to Teleglobe finalizing the applicable contractual connectivity arrangements with the *** Direct Connects, directly with ***, as the case may be, on terms and conditions acceptable to Teleglobe, acting reasonably. If Bell Canada is unsuccessful in negotiating lower *** Direct Connect Rates, Bell Canada shall have the option of routing IP traffic, destined to any of the *** Direct Connects, at the Teleglobe negotiated *** Direct Connect Rates or routing the said IP traffic to *** through Teleglobe ports, in which case the applicable rates shall then be in accordance with Section 8.1 hereof; provided that the traffic routed via the Teleglobe ports shall be deemed not to be On-Net Traffic and shall not be computed as part of the Bell Canada IP Transit Monthly Volume Commitment; and

        (6)
        Bell Canada shall be entitled, acting reasonably, to refuse any agreement relating to the *** Direct Connects, contemplated pursuant to this Section 5.2.1 (a)(iii). Without restricting the foregoing, Bell Canada shall be entitled to refuse any proposed agreement or any proposed amendment thereto with any of the *** Direct Connects where contractual connectivity arrangements being negotiated by Teleglobe, with any of the *** Direct Connects, pursuant to Section 5.2.1 (a)(iii)(3), are not in material compliance with Bell Canada's interconnection standards and impose on Bell Canada any unreasonable connectivity requirements or commercial terms or conditions which may have a negative commercial impact on Bell Canada.

      Best Efforts.    If Teleglobe does not utilize its best efforts, in order to secure direct connectivity for Bell Canada with any of the *** Direct Connects, in accordance with the terms and conditions of this Section 5.2.1(a)(iii), Bell Canada shall be entitled to pursue any legal remedy available at law or in equity available pursuant to the Master Agreement. For greater certainty, failure on the part of Bell Canada to negotiate for itself with any of the *** Direct Connects, pursuant to Sections 5.2.1(a)(iii)(5), or refusal on the part of Bell Canada of any proposed agreement with any of such *** Direct Connects pursuant to Section 5.2.1(a)(iii)(6) above, shall not be construed or interpreted as releasing, in whole or in part, Teleglobe from its obligations to indemnify Bell Canada under the Master Agreement.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

      No Peering Traffic.    In addition, Bell Canada agrees not to, directly or indirectly, establish peering or transit contracts with any of ***, or any other provider for IP transit traffic destined to ***, regardless of whether or not direct connectivity with either *** has been established, unless otherwise agreed to by the Parties.

      Termination of Commitment.    For greater certainty, notwithstanding anything under the Master Agreement or the First Amendment to the contrary, effective January 1, ***, Bell Canada shall no longer be obligated to route its *** IP Transit destined traffic through Teleglobe or under connectivity arrangements managed by Teleglobe as contemplated herein.

      (iv)
      *** and ***. Upon Bell Canada's request, Teleglobe shall commence negotiations with each of *** and *** to allow Bell Canada to establish network connectivity directly to such aforementioned carrier(s) ("*** Direct Connects") pursuant to the terms and conditions set out below, for the purpose of routing Bell Canada IP traffic destined to ***:

      (1)
      in negotiating connectivity arrangements with any of the *** Direct Connects, Teleglobe shall utilize its best efforts for a reasonable period of time and shall inform Bell Canada of any progress, or lack thereof, in such respect, provided for greater certainty, that best efforts shall not be interpreted to include an obligation on the part of Teleglobe to accept IP transit pricing from *** higher than IP transit pricing Teleglobe pays *** as of the Effective Date, or to pay for IP transit service if Teleglobe has a peering agreement with *** as of the Effective Date;

      (2)
      Teleglobe may request reasonable assistance from Bell Canada in order to assist it in entering into the connectivity arrangements described in this Section 5.2.1(a)(iv) with any of the *** Direct Connects, provided both Parties have determined, acting reasonably that such assistance may be beneficial to the consummation of such, transactions with any of such *** Direct Connects;

      (3)
      notwithstanding the direct network connectivity between any of the *** Direct Connects and Bell Canada, pursuant to this Section 5.2.1(a)(iv), such network connectivity shall be pursuant to contractual connectivity arrangements to be entered into by and between Teleglobe and the *** Direct Connects (which, for greater certainty, shall be subject to Bell Canada's consent as contemplated in Section 5.2.1(a)(iv)(6) below), and to that end Teleglobe shall have management control of such contractual connectivity arrangements;

      (4)
      Bell Canada shall route all of its IP traffic destined to the *** Direct Connects in accordance with Teleglobe routing instructions (which shall include, as a minimum the routing of peer type traffic to the carriers) with Bell Canada's IP Transit Monthly Volume Commitment being reduced by: 125 Mb, on a monthly basis, upon all of Bell Canada's *** traffic being re-routed through a *** Direct Connect, and 125 Mb, on a monthly basis, upon all of Bell Canada's *** traffic being re-routed through an *** Direct Connect;

      (5)
      the rates payable by Bell Canada for the traffic routed through the *** Direct Connects shall be the greater of:    i the rates paid by Teleglobe to each of the *** Direct Connects for Bell Canada's generated IP traffic (the "*** Direct Connect Rates"), and ii the rates charged by Teleglobe to Bell Canada, pursuant to Section 8.1 hereof, for Bell Canada's generated IP traffic; provided that if any of the *** Direct Connect Rates are higher than the Teleglobe rates charged to

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

        Bell Canada pursuant to Section 8.1 hereof, for such destined IP Traffic, Bell Canada shall be provided with the opportunity to renegotiate the *** Direct Connect Rates, prior to Teleglobe finalizing the applicable contractual connectivity arrangements with the *** Direct Connects, directly with ***, as the case may be, on terms and subject to conditions acceptable to Teleglobe, acting reasonably. If Bell Canada is unsuccessful in negotiating lower *** Direct Connect Rates, Bell Canada shall then have the option of routing IP traffic destined to ***, as the case may be, at the Teleglobe negotiated price through the *** Direct Connects or routing the said IP traffic to *** through Teleglobe ports at the then applicable rates pursuant to Section 8.1 hereof; provided that the traffic routed via the Teleglobe ports shall be deemed On-Net Traffic and shall be computed as part of the Bell Canada IP Transit Monthly Volume Commitment; and

        (6)
        Bell Canada shall be entitled, acting reasonably, to refuse any agreement relating to the *** Direct Connects, contemplated pursuant to Section 5.2.1(a)(iv). Without restricting the foregoing, Bell Canada shall be entitled to refuse any proposed agreement with any of the *** Direct Connects where connectivity contractual arrangements being negotiated by Teleglobe, with any of the *** Direct Connects, pursuant to Section 5.2.1(a)(iv)(3), are not in material compliance with Bell Canada's interconnection standards and impose on Bell Canada any unreasonable connectivity requirements or commercial terms or conditions which may have a negative commercial impact on Bell Canada.

      Best Efforts.    If Teleglobe does not utilize its best efforts, in order to secure direct connectivity for Bell Canada with either ***, in accordance with the terms and conditions of this Section 5.2.1(a)(iv), Bell Canada shall continue to route all of the IP traffic destined to such carriers though Teleglobe (in which circumstances all such IP traffic shall apply towards the Bell Canada's IP Transit Monthly Volume Commitment) provided, however, notwithstanding the foregoing, in the event of any breach of by Teleglobe of its obligations hereunder, Bell Canada shall be entitled to pursue any legal remedy available at law or in equity pursuant to the Master Agreement. For greater certainty, failure on the part of Bell Canada to negotiate for itself with any of the *** Direct Connects, pursuant to Section 5.2.1(a)(iv)(5) or the refusal on the part of Bell Canada of any proposed agreement with any of such *** Direct Connects pursuant to Section 5.2.1(a)(iv)(6) above, shall not be construed or interpreted as releasing, in whole or in part, Teleglobe from its obligations to indemnify Bell Canada under the Master Agreement.

      No Peering Traffic.    In addition, Bell Canada agrees not to, directly or indirectly, establish peering or transit contracts with ***, or any other provider for this IP traffic destined to ***, regardless of whether or not direct connectivity with *** has been established, unless otherwise agreed to by the Parties.

      Termination of Commitment.    For greater certainty, notwithstanding anything under the Master Agreement or hereunder, effective January 1, ***, Bell Canada shall no longer be obligated to route its *** IP Transit traffic through Teleglobe or under any connectivity agreements managed by Teleglobe as contemplated herein.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    (b)
    Bell Canada Allocation.    Bell Canada shall be subject to the following rights and obligations with respect to IDDD services obtained by Bell Canada and terminating outside of the Territory ("IDDD Outbound Services"):

    (i)
    in 2003, Bell Canada may obtain up to *** of its required volume of IDDD Outbound Services by way of exercising its Flex Right, and up to *** of its required volume of IDDD Outbound Services shall be subject to a Teleglobe Right to Match, pursuant to the calculation set forth below in this Section 5.2.1(b);

    (ii)
    in 2004, Bell Canada may obtain up to *** of its required volume of IDDD Outbound Services by way of exercising its Flex Right, and up to *** of its required volume of IDDD Outbound Services shall be subject to a Teleglobe Right to Match, pursuant to the calculation set forth below in this Section 5.2.1(b);

    (iii)
    in 2005, Bell Canada may obtain up to *** of its required volume of IDDD Outbound Services by way of exercising its Flex Right and up to *** of its required volume of IDDD Outbound Services shall be subject to a Teleglobe Right to Match, pursuant to the calculation set forth below in this Section 5.2.1(b);

    (iv)
    in 2006, Bell Canada shall route a minimum of *** of its required volume of IDDD Outbound Services to Teleglobe and *** of its required volume of IDDD Outbound Services shall be subject to a Teleglobe Right to Match, pursuant to the calculation set forth below in this Section 5.2.1(b); and

    (v)
    in 2007, Bell Canada shall route a minimum of *** of its required volume of IDDD Outbound Services to Teleglobe and *** of its required volume of IDDD Outbound Services shall be subject to a Teleglobe Right to Match, pursuant to the calculation set forth below in this Section 5.2.1(b).

    Determination of Allocations.    The Flex Right and Right to Match Right Allocations contemplated in this Section 5.2.1(b) shall be determined as follows. The required volume of IDDD Outbound Services, shall be an amount, expressed in dollars, which, for 2003 shall be equal to the aggregate sum of the products of the total volume of IDDD Outbound Services for each route purchased by Bell Canada from Teleglobe in 2002 (excluding the 2002 Excluded Traffic, provided that such 2002 Excluded Traffic shall be replaced with the average Bell Canada IDDD Outbound Services traffic recorded for mobile and Cuba terminating traffic in the months of September and October of 2002) multiplied by the applicable rate established and in effect on January 1, 2003 on a route by route basis. The required volume of IDDD Outbound Services for subsequent years (for the purpose of determining the Flex Rights and Right to Match Right Allocations for such subsequent years) shall be an amount, expressed in dollars, established on an annual basis, on the first day of each such subsequent calendar year (in this Section 5.2.1(b) the "Adjustment Date") equal to the aggregate sum of the products of the total volume of IDDD Outbound Services for each route during the last calendar year preceding the Adjustment Date (in this Section 5.2.1(b) the "Base Year") multiplied by the average rate applicable during the months of November and December of the Base Year. Provided that in 2004, IDDD Outbound Services purchased by Bell Canada shall exclude the 2003 Excluded Traffic replacing such 2003 Excluded Traffic with the average Bell Canada IDDD Outbound Services traffic recorded for Cuba terminating traffic in the months of March and April 2003. For avoidance of doubt, the Parties agree that the IDDD Outbound Services required volume for the purposes of each Base Year shall include only the traffic routed to Teleglobe together with the traffic routed to Competing Providers on a Flex Right or Right to Match Right basis.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    Rights: Excesses and Shortfalls.    Subject to the terms and conditions set forth in this paragraph, Bell Canada agrees it shall not exceed its annual Allocation in each year. Commencing on January 1, 2004, in any given month thereafter, Bell Canada shall not exercise more than (i) 133% of its average monthly Right to Match Right and Flex Right Allocation, on an aggregated monthly basis, nor (ii) more than 150% of each of its average monthly Allocations, such average monthly Rights to be calculated based on the aggregate yearly Flex and Right to Match Right Allocations (in aggregate with respect to (i) and separately with respect to (ii) herein this sentence) determined as set forth above divided by twelve months. For greater certainty, however, the Parties agree that the foregoing restrictions related to Bell Canada exceeding its Allocation shall not apply to its exercise of the Rights during 2003. Where Bell Canada exercises any of the Rights, in any calendar year, in excess of the Bell Canada Allocation or fails, on the other hand, to use the Rights up to the Bell Canada Allocation, as contemplated above, such excess or shortfall, may be carried forward as follows: (i) in the case of a shortfall in the exercise of the Rights, a maximum of five (5%) percent for each of the Right to Match Right Allocation and Flex Right Allocation in a given year shall be added to the Right to Match Right Allocation or the Flex Right Allocation, as the case may be, in the calendar year following the calendar year where such shortfall occurred; and (ii) in the case of any excess in the exercise of the Rights, a maximum of five (5%) percent for each of the Right to Match Right Allocation and Flex Right Allocation in a given year shall be debited on a dollar for dollar basis from the respective Rights in the calendar year following the calendar year where such excess use occurred, provided that Bell Canada shall have used commercially reasonable efforts to exercise the Rights at the Bell Canada Allocation, as contemplated above, in each calendar year. In addition, the Parties further agree that should Bell Canada exercise any of the Rights, in any calendar year, in excess of 105% ("Excess Amount") of each of the Right to Match Right and Flex Right Allocation, respectively, in a given year, such excess shall be debited from Bell Canada's Right to Match Right and/or Flex Right Allocation for the following year in an amount equal to twice the Excess Amount.

    Debiting of Allocations.    The respective Flex Right and Right to Match Right Allocations shall be debited by deducting amounts expressed in dollars equal to the product of the volume of IDDD Outbound Services utilized by Bell Canada on a Flex Right and Right to Match Right basis multiplied by the rates used in the determination of the applicable Flex Right or Right to Match Right Allocation as set forth in Section 5.2.1(b) (for greater certainty, rates in effect on January 1, 2003 and the average applicable rates in effect in the months of November and December of each Base Year for subsequent years), on a route by route basis.

    For greater certainty, and except as otherwise contemplated in this Section 5.2.1(b), Bell Canada shall fulfill, satisfy and discharge all of its other requirements for IDDD Outbound Services from Teleglobe; provided that, with respect to Teleglobe IDDD Potential Customers, Bell Canada shall be entitled to obtain IDDD services from Competing Providers for the sole purpose of reselling such IDDD services to such Teleglobe IDDD Potential Customers, without negatively impacting or reducing the computation of the IDDD Outbound Services Flex Right or Right to Match Right, as described in Sections 5.2.1(b) (i) through (v), above, during any calendar year where Bell Canada has obtained IDDD services from Competing Providers for Teleglobe IDDD Potential Customers. For greater certainty, however, the IDDD service traffic procured by Bell Canada from Competing Providers, for those Teleglobe IDDD Potential Customers, during any given calendar year, shall not be taken into account when calculating the Flex Right or Right to Match Right Allocations for the subsequent calendar years.

    (c)
    Right to Match on Other Services.    Bell Canada shall be entitled to procure Competing Services for IPL Services, Cross Border Facilities and Network Facilities, as well as network, circuit and local loop, facilities in the United States, all of which shall be subject to Teleglobe's Right to Match Right, in all instances, for such Bell Canada requirements, provided that with respect to Cross Border Facilities and Network Facilities the pricing principles set out in the Master Agreement shall continue to apply. For greater certainty, Teleglobe's Right to Match pursuant to this Section 5.2.1(b) shall not result in debiting of Teleglobe's Right to Match Allocation.

5.3
Canada Direct Services Promotions.    The Parties agree to cooperate on a commercially reasonable basis to optimize marketing and communications strategies for Canada Direct Service. For each calendar year, commencing in 2003, each Party hereby agrees to spend, US$2000,000.00 on advertising and promoting the Canada Direct Service, and both Parties shall work cooperatively to develop a promotional plan.

5.4
Teleglobe Off-Net Delay Obligations.    With respect to IP Transit Services, Teleglobe agrees to guarantee an Off-Net Delay of 35 ms for all Tier-1 Peers with whom Teleglobe directly connects. Pursuant to Teleglobe's standard Service Level Agreement ("SLA"), Teleglobe will work with Bell Canada to correct service deficiencies with respect to Off-Net Delays, provided that Bell Canada informs Teleglobe of such deficiencies by opening a trouble ticket with Teleglobe's Global Customer Service Center ("GCSC"). The Parties agree that, (i) if Teleglobe is unable to resolve a particular Customer's documented service deficiency (i.e., Off-Net Delay) for a period of at least three (3) months, and (ii) Bell Canada is able to demonstrate that the deficiency has resulted in Bell Canada breaching its agreement with its Customer, and (iii) Customer terminates its agreement with Bell Canada as a direct result of such breach, Bell Canada's IP Transit Monthly Volume Commitment shall be automatically adjusted by an amount equal to the volume of traffic that Teleglobe had been receiving from that Customer, through Bell Canada, such volume to be determined based on the average of the three (3) months immediately preceding the date on which Bell Canada opened the first trouble ticket for the deficiency which gave rise to the termination. The aforementioned volume of traffic to be reduced from Bell Canada's IP Transit Monthly Volume Commitment shall be identified by Bell Canada and confirmed by Teleglobe, which confirmation shall not be unreasonably withheld.

6.     RIGHT OF FIRST REFUSAL FOR NEW SERVICES

6.1
Right of First Refusal for New Services.    Article 5.1 of the Master Agreement is hereby amended by adding the following clause at the beginning of the first sentence: "Until December 31, 2005...." and by substituting a "w" for the "W" at the beginning of such sentence.

7.     RIGHT TO MATCH

7.1
Right to Match.    In this First Amendment, including its recitals, unless otherwise defined or unless the context otherwise requires, the following terms shall have the following meanings:

  "Bilateral Basis" means the reciprocal exchange of originating and terminating Category 2 Services between a Buyer and a Carrier;

  "Bilateral Parties" means a Buyer or a Carrier engaged on a Bilateral Basis;

  "Bilateral Route" means a route where a Buyer fulfills some or all of its requirements for Category 2 Services on a Bilateral Basis;

  "Carrier" means either a Competing Provider, Teleglobe or Bell Canada, as the case may be;

  "Category 1 Services" means the services set out in Sections 5.1.1(b) and 5.2.1(c) of this First Amendment;

  "Category 2 Services" means IDDD Outbound Services and Switch Minute Terminations in Canada Services;

  "Destinations" means a set of numbering ranges that correspond exactly to numbering ranges and destination names as defined by Teleglobe for IDDD Outbound Services and as defined by Bell Canada for Switch Minute Terminations in Canada as set out from time to time in each Party's respective rate updates.

  "Exceptional Market Events" means conditions leading to a fundamental structural change in traffic termination costs, which may include natural disasters, political instability, military action, regulatory action, or other events of such nature. For avoidance of doubt, such exceptional market events do not include circumstances where a Competing Provider raises its rates to reflect an increase in rates by an underlying carrier where such rate increases is not related to any of the foregoing circumstances;

  "Expression of Intent Period" has the meaning set out in Section 7.2(a)(iii) hereof;

  "Full Route" means a route where a Buyer fulfills all of its requirements for the delivery of all of its Category 2 Services traffic for that route with one Carrier;

  "Initial Response" has the meaning set out in Section 7.2(a)(iii) hereof;

  "Issuing Party" means a Buyer issuing an RFQ or a Right to Match Opportunity, as the case may be;

  "match", "matched" or "matching" means, with respect to Category 2 Services, the agreement of the Responding Party to provide Category 2 Services, on identical terms and conditions (subject to Section 7.2(b)(ix) hereof) as those offered by a Competing Provider pursuant to a Competing Provider offer containing the Required Information, and further to which the Issuing Party is to purchase the Category 2 Services, from the Responding Party in accordance with the terms and condition of the Master Agreement as amended by this First Amendment; and with respect to Category 1 Services, means the agreement of the Responding Party to provide Category I Services, on identical terms and conditions as set forth in the RFQ, and further to which the Issuing Party is to purchase the Category 1 Services from the Responding Party in accordance with the terms and conditions of the Master Agreement as amended by the First Amendment including Sections 7.2(a)(i) and 7.2.(a)(vi) hereof;

  "Partial Bilateral Route" means a route where a Buyer fulfills its requirements for Category 2 Services, but only with respect to all Category 2 Services traffic in excess of its commitment to Bilateral Partner;

  "Partial Route" means a route where a Buyer wishes to fulfill its requirements for Category 2 Services from at least two Carriers on a non-Bilateral Basis;

  "Responding Party" means Supplier responding to the RFQ or Right to Match Opportunity, as the case may be;

  "RFQ" means a request for quotation;

  "Right to Match Opportunity" means the opportunity granted by the Issuing Party to the Supplier to match a Competing Provider(s)' offers;

  "Right to Match Response" means the response by the Responding Party to the Issuing Party's Right to Match Opportunity; and

  "Right to Match Service Term" means the term applicable to Category 2 Services subject to a Right to Match Opportunity.

7.2
Category I Services and Category 2 Services: Right to Match.    The Parties hereby agree:

(a)
With respect to Category 1 Services:

(i)
The Issuing Party shall issue, simultaneously to the Responding Party and to Competing Providers, all RFQs with respect the Issuing Party's requirements for all Category 1 Services. Where the Issuing Party fails to simultaneously issue an RFQ, for each day that the Competing Provider received the RFQ before the Responding Party such day shall be added to the period of time allotted to the Responding Party to match a Competing Provider's solution set forth in Section 7.2(a)(vi) below and the Responding Party's Initial Response and/or subsequent response in such circumstances pursuant to Section 7.2(a)(vi) below shall be considered a matching solution even if such offer is *** the Competing Provider's offer.

(ii)
All RFQs shall contain the Issuing Party's requirements with sufficient and reasonable detail (which shall include, at a minimum, the Required Information) to enable the formulation of an informed decision by the Responding Party as to whether or not it wishes to respond, provided that the Responding Party shall act reasonably.

(iii)
Within two (2) Business Days after receipt of an RFQ, the Responding Party shall notify the Issuing Party, in writing or by e-mail, of its interest in responding to the RFQ (the "Expression of Intent Period"), provided that the Responding Party's definitive response shall be delivered to the Issuing Party in writing or by e-mail, within ten (10) Business Days after receipt of an RFQ, or as otherwise set out in the RFQ, (the "Initial Response").

(iv)
If the Responding Party fails to express an intent to respond within the Expression of Intent Period, the Responding Party shall be deemed to have refused the opportunity to provide the required Category 1 Services and the Issuing Party shall thereafter be entitled pursue the acquisition of such Category 1 Services from any Competing Provider without any obligation to the Responding Party, notwithstanding any provision of the Master Agreement or this First Amendment to the contrary (other than as set forth in Section 7.2(a)(vi) below).

(v)
Where the Responding Party has expressed an intent to respond to an Issuing Party RFQ, pursuant to Section 7.2(a)(iii) above, and thereafter has submitted an Initial Response, the Issuing Party shall in good faith, evaluate the Responding Party's Initial Response and determine whether such response represents a competitive solution in comparison with other responses containing the Required Information received from Competitive Providers. The Responding Party hereby acknowledges, for the purpose of determining whether or not a solution is competitive, that the Issuing Party shall assess the Responding Party's Initial Response, on an *** such as, without limitation, ***, and *** by the Issuing Party on the ***, provided that (i) the Issuing Party shall in all instances act reasonably in assessing any Responding Party's Initial Responses and (ii) if the Responding Party has met all of the requirements of the RFQ then the price for, the Category 1 Service shall be the determining factor. Notwithstanding anything to the contrary, if the Responding Party has met all of the requirements (i.e., the Required Information) in the RFQ in its Initial Response then the Issuing Party shall purchase the Category 1 Services from the Responding Party if the Responding Party's price is equal to or lower than the price set forth in the responses received from Competitive Providers.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    (vi)
    Where the Responding Party's Initial Response is determined by the Issuing Party not to be a competitive solution (i.e., the price is higher than a Competitive Provider's price or the response fails to meet the requirements—i.e., the Required Information—set out in the RFQ), pursuant to Section 7.2(a)(v) above, or the Responding Party fails to submit an Initial Response pursuant to Section 7.2(a)(iii) above, the Issuing Party shall grant to the Responding Party a Right to Match Opportunity with respect to a solution submitted by any Competitive Provider and the Responding Party shall be entitled to match such Competing Provider solution by submitting a Right to Match Response within two (2) Business Days from the date of receipt of the Right to Match Opportunity, provided that where the Responding Party fails to submit an Initial Response, the Responding Party shall include, at a minimum, in its Right to Match Response a 2.5% price discount to be applied against the price set out in the Right to Match Opportunity.

    (vii)
    Where the Responding Party rejects or fails to respond to the Right to Match Opportunity within the time periods prescribed in Section 7.2(a)(vi) above, or fails to match an offer from a Competing Provider in response to a Right to Match Opportunity, pursuant to Section 7.2(a)(vi) above, the Issuing Party shall be entitled to pursue the acquisition of Category 1 Services from the Competing Provider, without obligation to the Responding Party and notwithstanding any provision of the Master Agreement or this First Amendment to the contrary.

  (b)
  With respect to Category 2 Services:

  (i)
  The Issuing Party shall submit a Right to Match Opportunity to the Responding Party, which shall include sufficient and reasonable detail (which shall include, at a minimum, the Required Information) to enable the formulation of an informed decision by the Responding Party as to whether or not it wishes to respond, provided that the Responding Party shall act reasonably.

  (ii)
  The Issuing Party shall make reasonable effort, in any Right to Match Opportunity, to request Category 2 Services for the Responding Party's***. If a Right to Match Opportunity is not a request for Category 2 Services with respect to any of the Responding Party's ***, then:

  (1)
  The Responding Party may accept the Right to Match Opportunity by modifying its *** and the applicable prices in order to correspond with the destinations set forth in the Right To Match Opportunity, provided that the Responding Party shall be entitled to modify its prices for all remaining *** affected by the Right to Match Opportunity and such price modifications shall be effective for the duration of the Right To Match Service Term; or

  (2)
  the Responding Party may reject the Right To Match Opportunity, in which case, the Responding Party may modify its prices for all *** effected by the Right to Match Opportunity and such price modifications shall be effective for the duration of the Right To Match Service Term.

  If the Right to Match Service Term is in excess of one (1) calendar month, the Responding Party shall have ten (10) Business Days to respond to the Right to Match Opportunity.

  If the Right to Match Service Term is less than or equal to one (1) calendar month, the Responding Party shall have five (5) Business Days to respond to the Right to Match Opportunity.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    (v)
    If a Right to Match Opportunity is for a Right To Match Service Term greater than or equal to three (3) calendar months, the Issuing Party shall be entitled to cancel such Right to Match Opportunity within five (5) business days from the date of rejection of such Right to Match Opportunity by the Responding Party. For greater certainty, the Issuing Party's Right to Match Allocation shall not be debited or subject to any penalties as a result of such cancellation. The Parties agree that the Issuing Party's rights under this Section 7.2(b)(v) may be invoked on only one occasion per calendar year.

    (vi)
    Where the Responding Party fails to respond to the Right to Match Opportunity within the time period prescribed in either Section 7.2(b)(iii) or 7.2(b)(iv) above, or fails, as part of its Right to Match Response, to match a Competing Provider's offer containing the Required Information, the Issuing Party shall be entitled to pursue the acquisition of Category 2 Services from the Competing Provider, without obligation to the Responding Party, notwithstanding any provision of the Master Agreement or this First Amendment to the contrary.

    (vii)
    The Issuing Party may offer to the Responding Party to extend the Right to Match Service Term, at any time, regardless of whether or not the Issuing Party is then procuring the Category 2 Services from the Responding Party or from a Competing Provider, during the said Right to Match Service Term, provided that such extension shall be under the same pricing and quality terms and conditions as the original Right to Match Opportunity, in which case the Responding Party shall have two (2) Business Days from the Responding Party's receipt of the offer from the Issuing Party to respond to such offer.

    (viii)
    At the end of the Right to Match Service Term, all Category 2 Services to be purchased by the Issuing Party thereafter shall be in accordance with the terms and conditions of the Master Agreement, as amended by this First Amendment.

    (ix)
    The Parties agree that the Competing Provider's offer with respect to rate(s) for all Category 2 Services shall be based on delivery at the Pre-determined Connection Points. If such offer is based on delivery via connections other than the Pre-determined Connection Points *** other than to the Pre-determined Connection Points *** to the rate(s) offered by a Competing Provider (for greater certainty, ***) in its offer containing the Required Information when determining whether the Right to Match Opportunity is considered matched by the Responding Party.

    (x)
    The Parties further agree:

    (1)
    Subject to Section 7.2(b)(x)(6), in the case of a Full Route or Partial Bilateral Route, where the Right to Match Opportunity has been matched by the Responding Party, the Responding Party shall:

    debit the Issuing Party's Right to Match Allocation by deducting a dollar amount equal to the actual amount of Category 2 Service traffic sent under the accepted Right to Match Opportunity multiplied by the applicable rate, in accordance with Sections 5.1.1 (a) and 5.2.1 (b);

    ii
    during a Right to Match Service Term, guarantee the rate applicable pursuant to an accepted Right to Match Response for Category 2 Services ("Accepted Right to Match"), which was subject to the Right to Match Opportunity, provided that the Category 2 Services traffic shall not be in excess of 110% of the original estimated Category 2 Services traffic set out in the original Right to Match Opportunity. For Category 2 Services traffic in excess of the 110% of the original estimated Category 2 Services traffic identified as part of Right to

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

        Match Opportunity, the Responding Party shall be entitled to *** for such excess Category 2 Services traffic by providing the Issuing Party with *** Business Day's prior written notice of ***. The Responding Party hereby acknowledges and agrees that in the event any of the ***, the Issuing Party shall have no further obligation to continue routing such excess generated Category 2 Services traffic to the Responding Party under the existing terms of the Accepted Right to Match from the effective date of any ***, regardless of whether or not the Right to Match Service Term has expired; provided that the Issuing Party shall grant to the Responding Party a Right to Match Opportunity for such traffic. For greater certainty, in the event the *** notice is not delivered by the Responding Party to the Issuing Party, as provided for herein, the *** in the original Right to Match Opportunity shall continue to apply until the end of the Right to Match Service Term and the full amount of traffic actually routed by the Issuing Party shall be debited from the Issuing Party's Right to Match Allocation by deducting a dollar amount equal to the actual amount of traffic sent multiplied by the applicable rate, in accordance with Sections 5.1.1(a) and 5.2.1(b).

      (2)
      Subject to Section 7.2(b)(x)(6), in the case of a Partial Route, where a Right to Match Opportunity has been matched by the Responding Party, the Responding Party shall:

      debit the Issuing Party's Right to Match Allocation by deducting a dollar amount equal to the actual amount of Category 2 Service traffic sent under the accepted Right to Match Response, or 90% of the original estimated Category 2 Service traffic as set out in the Right to Match Opportunity, whichever is greater, multiplied by the applicable rate, in accordance with Sections 5.1.1 (a) and 5.2.1 (b);

      ii
      during the Right to Match Service Term, guarantee the rate applicable pursuant to the accepted Right to Match Response for Category 2 Services traffic ("Accepted Right to Match"), which was subject to the Right to Match Opportunity, provided that such generated Category 2 Services traffic shall not be in excess of 110% of the original estimated Category 2 Services set out in the Right to Match Opportunity. For the Category 2 Services traffic in excess of the 110% of the original estimated Category 2 Services traffic identified as part of Right to Match Opportunity the Responding Party shall be entitled to*** for such excess Category 2 Services traffic by providing the Issuing Party with *** Business Day's prior written notice of ***. The Responding Party hereby acknowledges and agrees that in the event any of the ***, the Issuing Party shall have no further obligation to continue routing the applicable Category 2 Services traffic to the Responding Party under the terms of the Accepted Right to Match from the effective date of any ***, regardless of whether or not the Right to Match Service Term has expired; provided that the Issuing Party shall grant the Responding Party a Right to Match Opportunity for such traffic. For greater certainty, in the event the *** notice is not delivered by the Responding Party to the Issuing Party, as provided for herein, *** in the original Right to Match Opportunity shall continue to apply until the end of the Right to Match Service Term and the full amount of traffic actually routed by the Issuing Party shall be debited from the Issuing Party's Right to Match Allocation by deducting a dollar amount equal to the actual amount of traffic sent multiplied by the applicable rate, in accordance with Sections 5.1.1(a) and 5.2.1(b).

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

      (3)
      Subject to Section 7.2(b)(x)(5) hereof, in the case of a Full Route or Partial Bilateral Route, where the Right to Match Opportunity is rejected by the Responding Party, the Responding Party shall:

      debit the Issuing Party's Right to Match Allocation by deducting a dollar amount equal to the actual amount of Category 2 Service traffic sent to the Competing Provider as a result of the rejected Right to Match Response, up to 110% of the original estimated Category 2 Services traffic as set out in the Right to Match Opportunity multiplied by the applicable rate in accordance with Sections 5.1.1 (a) and 5.2.1(b);

      ii
      if the actual generated Category 2 Services traffic exceeds 110% of the original estimated Category 2 Services traffic as set out in the Right to Match Opportunity, the Responding Party shall debit the Issuing Party's Right to Match Right Allocation by the actual amount of Category 2 Services traffic sent in excess of 110% of the original estimated Category 2 Services traffic, as set out in the Right to Match Opportunity, multiplied by the applicable rates in accordance with Sections 5.1.1(a) and 5.2.1(b), unless:

      a.
      in 2003, the Right to Match Opportunity original estimated Category 2 Services traffic is in excess of one (1) million minutes; and

      b.
      in each of 2004, 2005, 2006 and 2007, the Right to Match Opportunity original estimated Category 2 Services traffic is in excess of five hundred thousand (500,000) minutes;

      in which case, the Issuing Party shall: (i) issue a Right to Match Opportunity only in respect to such excess Category 2 Services traffic, provided however that the Responding Party shall only have two (2) Business Days from the date of the issuance of the Right to Match Opportunity to issue a Right to Match Response; or (ii) debit the Issuing Party's Flex Allocation by deducting a dollar amount equal to the actual generated excess Category 2 Services traffic multiplied by the applicable rate, in accordance with Sections 5.1.1(a) and 5.2.1(b).

      (4)
      Subject to Section 7.2(b)(x)(5), in the case of a Partial Route, where the Right to Match Opportunity is rejected by the Responding Party, the Responding Party shall:

      debit the Issuing Party's Right to Match Allocation by deducting a dollar amount equal to the actual amount Category 2 Services traffic sent to the Competing Provider as a result of the rejected Right to Match Response, up to 110% of the original estimated Category 2 Service traffic as set out in the Right to Match Opportunity multiplied by the applicable rate, in accordance with Sections 5.1.1(a) and 5.2.1(b);

      ii.
      if the actual generated Category 2 Services traffic exceeds 110% of the original estimated Category 2 Services traffic, as set out in the original Right to Match Opportunity, the Issuing Party shall:

      a.
      issue to the Responding Party a Right to Match Opportunity with respect to the Category 2 Services traffic only in excess of 110% of the original estimated Category 2 Services traffic, as set out in the original Right to Match Opportunity, provided however that the Responding Party shall only have two (2) Business Days from the date of the issuance of the Right to Match Opportunity to issue a Right to Match Response; or

      b.
      deduct from the Issuing Party's Flex Right Allocation a dollar amount equal to the amount of the Category 2 Services traffic in excess of 110% of the original estimated Category 2 Services traffic, as set out in the Right to Match Opportunity multiplied by the applicable rate, in accordance with Sections 5.1.1(a) and 5.2.1(b).

      (5)
      Notwithstanding Sections 7.2(b)(x)(3) and 7.2(b)(x)(4) above, if during a Right to Match Service Term the selected Competing Provider delivers a Competing Service which does not meet the *** as set out in the Required Information or provides a Competing Service *** than set out in the original Right to Match Opportunity, the Parties agree that:

        the Issuing Party's Flex Allocation shall be debited by deducting a dollar amount equal to the amount of the actual Category 2 Services traffic sent to the Competing Provider multiplied by the applicable rate, in accordance with Sections 5.1.1(a) and 5.2.1(b);

        ii.
        the Issuing Party's Flex Allocation shall be debited by deducting a dollar amount equal to 25% of the estimated Category 2 Services traffic still outstanding with the Competing Provider multiplied by the applicable rate (the "Penalty") only for such portion of the Penalty in excess of 10% of the aggregate value of the Right to Match Opportunities issued by the Issuing Party during the calendar month where such Penalty arises, in accordance with Sections 5.1.1(a) and 5.2.1(b); and

        iii.
        If the Right To Match Opportunity Service Term exceeds three (3) months, Sections 7.2(b)(x)(5)(i) and 7.2(b)(x)(5)(ii) above shall only apply to the remaining estimated Category 2 Services traffic after deducting the Category 2 Services traffic actually sent to a Competing Provider in each three (3) month period complying with the terms of the Right to Match Opportunity. (For example, if the original term of a Right to Match Opportunity was 12 months and the original traffic estimate was 24 million minutes. If after 8 months and 12 days ***, the first 6 months of traffic sent to the Competing Provider under the Right to Match will be debited against the Issuing Party's Right to Match Allocation and the remaining traffic under the original estimate of 24 million minutes will be subject to the Penalty and deduction set forth in Sections 7.2(b)(x)(5)(i) and 7.2(b)(x)(5)(ii) above.

      For greater certainty, the foregoing debit, if applicable, shall be in lieu of having the same actual generated Category 2 Services traffic debited from the Issuing Party's Right to Match Allocation as set out in Sections 7.2(b)(x)(3) and 7.2(b)(x)(4) above. For the purpose of this Section, no Penalty or deduction pursuant to Sections 7.2(b)(x)(5)(i) and 7.2(b)(x)(5)(ii) above, shall apply in cases of:

        Exceptional Market Events;

        ii.
        Force Majeure; or

        iii.
        unanticipated abnormal traffic patterns (e.g., time of day distribution).

      Reasonable evidence of the foregoing exceptions shall be provided by the Issuing Party, if requested by the Responding Party, on a case—by case basis. For greater certainty, if in the event that the Penalty or the deduction pursuant to Section 7.2(b)(ix)(5)(i) does not apply, the Issuing Party's Right to Match Allocation

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

      shall be debited as per Sections 7.2(b)(ix)(3) and 7.2(b)(ix)(4) hereof, as the case may be.

      (6)
      Notwithstanding Sections 7.2(b)(x)(1) and 7.2(b)(x)(2) above, if during a Right to Match Service Term the Responding Party (which shall only apply to Bell Canada and Teleglobe) delivers a Category 2 Service which does not meet the *** set out in the original Right to Match Opportunity, the Parties agree that:

      (i)
      the Issuing Party's Right to Match Allocation and Flex Allocation shall not be debited by deducting a dollar amount equal to the actual amount of Category 2 Services traffic sent to the Responding Party multiplied by the applicable rate in accordance with Sections 5.1.1(a) and 5.2.1(b) hereof, or if amounts have already been debited, such amounts shall be credited by the Responding Party to the Issuing Party's Right to Match Allocation and/or Flex Allocation, as the case may be (in this Section 7.2(b)(ix)(6) collectively the "Adjustment");

      (ii)
      a dollar amount equal to 25% of the estimated Category 2 Services traffic still outstanding with the Responding Party multiplied by the applicable rate (the "Penalty") shall be added to Issuing Party's Flex Allocation only for such portion of the Penalty in excess of 10% of the aggregate value of the Right to Match Opportunities issued by the Issuing Party during the calendar month where such Penalty arises;

      (iii)
      the Issuing Party shall then be entitled to *** the remaining Category 2 Services traffic, as set out in the original Right to Match Opportunity, to *** on the same terms and conditions as set out in the original Right to Match Opportunity without any further obligation to the Responding Party as it relates to the original Right to Match Opportunity; and

      (iv)
      If the Right To Match Opportunity Service Term exceeds three (3) months, Sections 7.2(b)(x)(5)(i) and 7.2(b)(x)(5)(ii) above shall only apply to the remaining estimated Category 2 Services traffic after deducting the Category 2 Services traffic actually sent to the Responding Party in each three (3) month period complying with the terms of the Right to Match Opportunity. (For example, if the original term of a Right to Match Opportunity was 12 months and the original traffic estimate was 24 million minutes. If after 8 months and 12 days the ***, the first 6 months of traffic sent to the Responding Provider under the Right to Match will be debited against the Issuing Party's Right to Match Allocation and the remaining traffic under the original estimate will be subject to the Penalty and Adjustment set forth in Sections 7.2(b)(x)(6)(i) and 7.2(b)(x)(6)(ii) above.

      for greater certainty, the Adjustment or Penalty shall not apply in cases of:

        Exceptional Market Events;

        ii.
        Force Majeure; or

        iii.
        unanticipated abnormal traffic patterns (e.g., time of day distribution).

      Reasonable evidence of the foregoing exceptions shall be provided by the Issuing Party, if requested by the Responding Party, on a case—by case basis. For greater certainty, if in the event that the Penalty or the Adjustment pursuant to Section 7.2(b)(ix)(6)(i)i does not apply, the Issuing Party's Right to Match Allocation shall be debited as per Sections 7.2(b)(ix)(1) and 7.2(b)(ix)(2) hereof, as the case may be.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

      (xi)
      If the Right to Match Opportunity includes *** traffic, the Issuing Party shall provide sufficient detail (as part of the Required Information) to enable the Responding Party to determine whether to match either (a) the exact terms and conditions of the Right to Match Opportunity, including but not limited to matching the terms and conditions set forth in the Right to Match Opportunity as such relate to the *** traffic, or (b) the rate set out in the Right to Match Opportunity only as it relates to the *** traffic.

      In the event that the Responding Party accept the Right to Match Opportunity, under (a), the Issuing Party shall value any *** traffic from the Responding Party on a full and equal basis to the value placed on the *** traffic from a Competing Provider. In instances where *** traffic is valued in such a way as to make the effective rate for the *** traffic lower than the rate then applicable pursuant to Article 7 of the Master Agreement, the Responding Party shall either debit its Right to Match Right Allocation or Flex Right Allocation by the full amount of *** traffic set out in the Right to Match Opportunity in accordance with Sections 5.1.1(a) or 5.2.1(b) hereof. For greater certainty, the Issuing Party shall assign equal costs to the *** traffic from the Responding Party and Competing Providers. The Issuing Party shall pay the effective rate for any *** traffic and the Responding Party shall pay to the Issuing Party the rate equal to the value placed on the *** traffic by the Issuing Party. For greater certainty, any traffic sent in excess of the original Category 2 Services traffic volume set out in the Right to Match Opportunity will be rated in accordance with Article 7 of the Master Agreement as amended by this First Amendment. The Parties also agree to deliver in writing within thirty (30) days of execution of this First Amendment a mutually agreed upon example in support of the rights and obligations set forth within this Section 7.2(b)(xi).

7.3
Rights; Certification.    For the purposes of calculating and controlling either Party's Right to Match and Flex Allocations, each Party agrees to prepare written reports, certified by an officer, and send such certified reports to the other Party, as follows:

(a)
On a quarterly basis, for Category 1 Services:

(i)
a list identifying each circuit procured by the Issuing Party during the quarter with the following information for each circuit:

(1)
price paid;

(2)
term/termination;

(3)
confirmation that actual SLAs/SLOs applicable to any listed circuit match exactly those offered in the RFQ;

(4)
confirmation that actual final configuration matches exactly the configuration offered in the RFQ; and

(5)
actual delivery interval (to be identified in the quarter in which the circuit is delivered).

(b)
On a quarterly basis, for Category 2 Services:

(i)
the total actual traffic (with separate amounts routed under Flex and Right to Match), on a route by route basis, routed by a Party as a result of such Party having exercised its Rights, expressed in dollars, being the product of such total actual traffic multiplied by the the rates used in the determination of Allocations pursuant to Sections 5.1.1(a) and 5.2.1(b), as the case may be; and

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

    (ii)
    on a route by route basis, the actual traffic, actual measured quality,,actual rate paid and actual return traffic received (if applicable) for each Right to Match Opportunity not accepted by the Supplier.

7.4
Dispute.    In the event that any disagreement or dispute between Responding Party and the Issuing Party arises with respect to a response from a Competing Provider, the Responding Party and the Issuing Party shall jointly nominate a commercial arbitrator having recognized knowledge in the international telecommunications industry that shall render, within ten (10) Business Days, a final and binding opinion on the suitability and completeness of the Competing Provider's response pursuant to this Section 7.

8.     PRICING PRINCIPLES

8.1
IP Transit Price Reduction.    Notwithstanding Article 7.1 of the Master Agreement, with respect to Teleglobe IP Transit Services, from the Effective Date, (the "IP Reduction Date"), Teleglobe shall charge Bell Canada a rate of US$*** per Mb for all traffic delivered directly to a Teleglobe router by Bell Canada or any Bell Canada Customer connected directly to a Teleglobe router, with the exclusion of ***, which shall be charged in accordance with Section 5.1.2 (a) (i) hereof. Such rate shall be reduced further to US$*** per Mb effective ninety (90) days after the Effective Date (the "New IP Transit Rates"). Without limiting the generality of the foregoing, on the annual anniversary of the Effective Date during the remaining Term of the Master Agreement as amended pursuant to this First Amendment, the rates for IP Transit Services shall be reviewed and adjusted to the ***: (1) the applicable New IP Transit Rates; or (2) a rate determined on the basis of ***. For greater certainty the Most Favored Service Purchaser Assumptions set out in the Master Agreement shall no longer apply to the IP Transit Services as of the Effective Date.

8.2
IDDD Outbound Services Price Reduction.    With respect to IDDD Outbound Services, the Parties agree as follows:

(a)
The Teleglobe wholesale price list for IDDD Outbound Services attached hereto as Schedule 1 shall apply from the Effective Date to Teleglobe IDDD Outbound Services provided to the Wholesale Customers of Bell Canada, provided that such Wholesale Customers are either directly connected to Teleglobe switches or connected to Teleglobe through designated wholesale trunks, where each Wholesale Customer has been preidentified by Bell Canada and agreed to by Teleglobe, provided that each Party acts in a commercially reasonable manner. (For greater certainty, such wholesale price list set out in Schedule 1 shall also include the rate reduction contemplated in Section 8.2(c) hereof).

(b)
The Teleglobe retail price list for IDDD Outbound Services attached hereto as Schedule 2 shall be applied to all traffic, other than traffic generated by Bell Canada Wholesale Customers, received directly from a Bell Canada switch from the Effective Date.

(c)
Teleglobe shall grant Bell Canada a rate reduction, such that the application of rates set out in Schedule 1, to the Bell Canada Wholesale Traffic in January 2003, (which shall include promos and mobile, but shall exclude Cuba traffic) shall result in a saving of US$100,000 from the rates applied by Teleglobe in January 2003 to such Bell Canada Wholesale Traffic.

(d)
The Parties shall continue to cooperate on a commercially reasonable basis, from time to time, acting reasonably, to develop wholesale special events pricing (e.g. promos etc.) on a case-by-case basis.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

  (e)
  Retroactive to January 1, 2003 and from and after the Effective Date, Teleglobe shall no longer charge Bell Canada for DS-1 port connections and, to that end, Teleglobe agrees to credit or reimburse Bell Canada for any charges applicable for DS-1 port connections, incurred by Bell Canada from and after January 1, 2003.

  (f)
  Teleglobe agrees to use commercially reasonable efforts to assist Bell Canada in reducing rates arising out of the contractual obligations of Bell Canada pursuant to the Convergia Agreement.

  (g)
  In no event shall the Teleglobe rates for IDDD Outbound Services (retail and wholesale traffic) offered to Bell Canada, in the aggregate, exceed retail rates applicable as of the Effective Date.

  (h)
  For avoidance of doubt and without limiting the foregoing, nothing herein shall be construed as to result in termination of the obligations of Teleglobe to continue to provide the Teleglobe IDDD Services in accordance with Article 7 of the Master Agreement.

  (i)
  For avoidance of doubt, the prices for Category 2 Services provided by the Responding Party in response to a particular Right to Match Opportunity shall not be considered the Most Favored Service Purchaser price under Article 7 of the Master Agreement unless the Responding Party provides any Category 2 Services to any third party at the rates set out in a Right to Match Opportunity.

8.3
*** ISDN.    The Parties agree to *** as of January 1, 2004 for ISDN Services and to develop, jointly, effective from the Effective Date, for 2003 and subsequent calendar years, a rate table applicable to the traffic volume in excess of the ISDN traffic volume generated in 2002 ("ISDN Base Traffic"). For avoidance of doubt, and without limiting the foregoing, nothing herein shall be construed as to result in termination of the obligations of Teleglobe to continue to provide the ISDN Services in accordance with Article 7 of the Master Agreement.

8.4
Canada Direct Service ***.    With respect to Canada Direct Service, Teleglobe shall *** the applicable *** as follows:

(a)
retroactively to January 1, 2003, by *** in 2003, applicable on all routes, such *** being reflected as part of the *** set forth in Schedule 3 attached hereto;

(b)
in each of 2004, 2005, 2006 and 2007, effective on the first day of each calendar year, by ***, applicable on all routes (with such *** applicable to ***, as well, in 2004 and 2006), on the *** to the Canada Direct Service then applicable as of the last day of each preceding calendar year; and

(c)
in addition to the foregoing, Article 7.1 of the Master Agreement shall continue to apply on a route by route basis.

8.5
Home Country Direct ***.    With respect to Home Country Direct, Bell Canada shall *** the applicable *** as follows:

(a)
retroactively to January 1, 2003, by *** in 2003, applicable on all routes such reduction being reflected as part of the rates set forth in Schedule 4 attached hereto;

(b)
in each of 2004, 2005, 2006 and 2007, effective on the first day of each calendar year, by ***, applicable on all routes(with such *** applicable to ***, as well, in 2004 and 2006), on the *** to the Home Country Direct Service then applicable as of the last day of each preceding calendar year; and

(c)
in addition to the foregoing, Article 7.1 of the Master Agreement shall continue to apply.

***
Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act of 1933, as amended.

9.     MISCELLANEOUS

9.1
Notice.    For the purposes of Article 13.5 of the Master Agreement and this First Amendment the following are the Parties' respective addresses for the purpose of notice:

If to Teleglobe:
Teleglobe Canada ULC 1000 de 1a Gauchetiere Street West, Montreal, Quebec, H3B 4X5 Attention: Liam Strong, Chief Executive Officer Facsimile: (514) 868-7715
Copy to:
Teleglobe Canada ULC 185 The Westmall, Suite 629 Toronto, Ontario M9C 5L5 Attention: J.P. Gratton, Vice President, Americas Facsimile: (416) 287-5488
If to Bell Canada:
President—Network Operations Floor 6N, 483 Bay Street Toronto, Ontario M5G 2C9
Facsimile: (416) 597-3300
Copy to:
General Counsel Legal Department Floor 5N, 483 Bay Street Toronto, Ontario M5G 2C9
Facsimile: (416) 260-1674
9.2
Order of Precedence.    In the event of any conflict or inconsistency among or between the terms of this First Amendment, the Master Agreement, and any Specific Services Agreement, the following shall control, in descending order of precedence: (1) this First Amendment; (2) the applicable Specific Services Agreement; and (3) the Master Agreement. The Parties agree that the terms and provisions of the Bell Order continue in full force and effect, and that nothing contained in this First Amendment is intended to, or shall, effect the application of the terms of the Bell Order to the Parties.

9.3
Counterparts.    This First Amendment may be executed in as many counterparts as may be required, each of which when delivered is an original but all of which taken together constitute one and the same instrument.

Representations, Warranties and Effect of Assignment.    As to this First Amendment, each represents and warrants to the other that such Party is the Party entitled to the rights, and benefits, and is subject to the obligations and liabilities, of the Master Agreement, and as such, each has the right, on a valid and enforceable basis, to enter into this First Amendment, and to agree with the other

  Party as set out in this First Amendment. Each of the Parties hereto represents to the other that this First Amendment is valid and binding, enforceable against it in accordance with its terms, and that this First Amendment shall, from and after the date hereof, be read together with the Master Agreement, such that this First Amendment shall fully amend, supplement, the Master Agreement, to the extent provided hereunder. Teleglobe hereby represents and warrants in favour of Bell Canada that the Closing has occurred, and that Teleglobe has, as a consequence of the terms of the Purchase Agreement, the completion of the Closing, and the Bell Order has had assigned to it and assumed the Master Agreement pursuant to Paragraph 2(b) of the Bell Order and has assumed all covenants, obligations, conditions, liabilities, provisos and other commitments of Teleglobe Inc. under the Master Agreement, and shall be otherwise subject to all the requirements of Teleglobe therein arising as if Teleglobe were an original signatory to the Master Agreement.

        IN WITNESS WHEREOF, each of the Parties has executed and delivered this First Amendment.

TELEGLOBE CANADA ULC		BELL CANADA
Per:	/s/ LIAM GERALD STRONG	Per:	/s/ DAVID A SOUTHWELL
Name:	Liam Gerald Strong	Name:	David A. Southwell
	C.E.O.	Title:	President Network Operations

SECOND AMENDMENT TO
MASTER WHOLESALE PRICING AND SERVICES COORDINATING AGREEMENT

        THIS SECOND AMENDMENT TO THE MASTER WHOLESALE PRICING AND SERVICES COORDINATING AGREEMENT (this "Second Amendment") dated January 9th, 2004, with effect as to certain agreements contained herein as of January 1st 2004 (the "Effective Date") is made

BETWEEN:
TELEGLOBE CANADA ULC, an amalgamated unlimited liability company amalgamated under the laws of the Province of Nova Scotia, having an office at 1000 rue de la Gauchetiere, Montreal, Quebec, Canada ("Teleglobe");
AND:	BELL CANADA, a Canadian corporation incorporated under the laws of Canada having an office at 483 Bay Street, Floor 6N, Toronto, Ontario, Canada ("Bell Canada");

RECITALS:

        WHEREAS Teleglobe and Bell Canada have entered into a Master Wholesale Pricing and Services Coordinating Agreement (the "Master Agreement") dated January 1st 2001, as amended effective April 1th, 2003 (the "First Amendment"); and

        WHEREAS IDDD Outbound Services, Canadian Switched Minute Terminations and US Switched Minute Terminations are to be provided between the Parties under the terms of the Master Agreement as amended by the First Amendment and provided for herein; and

        WHEREAS Teleglobe and Bell Canada wish to modify certain terms and conditions as the same relate to the rates that Bell Canada and Teleglobe are required to pay for certain IDDD Outbound Services, Canadian Switched Minute Terminations and US Switched Minute Terminations;

        NOW THEREFORE, THIS SECOND AMENDMENT WITNESSETH that in consideration of the covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto, the Parties hereto covenant and agree as follows:

1.     DEFINITIONS

        Terms having initial capital letters and capitalized terms used, but not otherwise defined in this Second Amendment, including its recitals, shall have the respective meanings set out in the Master Agreement or the First Amendment, Certain terms having Initial capital letters and capitalized terms used in this Second Amendment are defined in the context in which they appear and shall have the respective meanings there indicated.

        In this Second Amendment, including its recitals, unless otherwise defined or unless the context otherwise requires, the following terms shall have the following meanings:

          "Base Rate" has the meaning set forth in Section 2.3.1.2 hereof.

          "Bilateral Quality" shall mean the standard of quality reasonably expected from any telecommunications carrier that has a network managed by a Network Operations Center twenty four (24) hours per day and seven (7) days per week, has the ability to re-route and fall-back traffic in the event of congestion or failure, has redundancy in terminating locations and offers acceptable levels of quality relative to Tier 1 carriers standards, which includes without limitation ASR levels.

          "Conversation Minute" shall mean a minute of communication resulting from a completed connection between the calling number and the called number. The duration of each Conversation Minute shall be measured in actual seconds of Conversation Time.

          "Conversation Time" shall mean the interval that elapses between (a) the moment when the reply condition (answer signal in the backward direction) is detected at the point where the recording of the call duration takes place, and (b) the moment when the clear forward condition (clear forward signal) is detected at the same point, rounded to the nearest second.

          "Designated Routes" means the designated routes set out in Appendix 2 attached hereto.

          "High Cost Serving Areas" means the Non-Regional Bell Operating Companies (Non-RBOC) and USA NPA/NXXs listed as part of the Local Exchange Routing Guide ("LERG") database, which is the official North American database managed by the North American Numbering Plan Administrator.

          "High Cost Serving Areas Threshold" has the meaning set out in Section 2.3.1.4 hereof.

          "Parties" means Bell Canada and Teleglobe.

          "Party" means either Bell Canada, or Teleglobe as the context requires.

          "Shortfall Charge" has the meaning set forth in Section 2.3.1.2 hereof.

          "Term" means commencing on January 1st, 2004 and terminating on December 31st, 2004.

          "US Switched Minute Terminations" has the meaning set forth in Section 2.3.1.2 hereof.

          "Valid U.S. Traffic" shall consist only of direct dialed (1+) calls terminating in U.S. NPAs (excluding U.S. Virgin Islands, Puerto Rico, Guam, Hawaii and Alaska). For greater certainty, (i) calls to NXXs 555 and 976, (ii) calls to NPAs 900, 800, 877, 866 and other toll-free numbers, (iii) ISDN traffic, and (iv) billed calling card calls, reverse billed collect calls, reverse billed calls, billed to third party calls and operator handled calls are not Valid U.S. Traffic, and any such calls shall be routed to vacant numbers and shall receive an overflow (fast busy) tone.

          "Volume Commitment" shall have the meaning set out in Section 2.3.1.2 hereof.

2.     SERVICES

2.1
Teleglobe and Bell Canada shall provide the IDDD Outbound Services, Canadian Switched Minute Terminations and US Switched Minute Terminations under the terms and conditions as set out in the Master Agreement and the First Amendment, as applicable, except as modified as follows:

2.2.1
Switched Minute Terminations in Canada.    During the Term the Parties agree as follows:

2.2.1.1
Article A of Schedule 3(e) of the Master Agreement, dated November 20th, 2002, is hereby deleted in its entirety and replaced with Article A as set out in Appendix 1, attached hereto.

2.2.1.2
Notwithstanding the terms of the First Amendment applicable to the Right To Match Right and the Flex Right, Teleglobe hereby agrees to fulfull all its requirements for *** in *** exclusively with Bell Canada pursuant to the terms and conditions set out in Appendix 1 attached hereto.

        ***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act of 1933, as amended.

  2.3.1
  Switched Minute Terminations in the US.    During the Term the Parties agree as follows:

  2.3.1.1
  Article B of Schedule 3(e) of the Master Agreement, dated November 20th, 2002, is hereby deleted in Its entirety.

  2.3.1.2
  During the Term, Teleglobe further agrees to send Bell Canada *** Conversation Minutes ("Volume Commitment") of *** ("*** Switched Minute Terminations"). In consideration for the foregoing, Bell Canada shall apply a per minute rate of *** (CA$) (in this Section 2.3.1.2 the "Base Rate") to each Conversation Minute. In the event that Teleglobe fails to meet the foregoing Volume Commitment, Bell Canada shall apply, as liquidated damages and not as a penalty, a rate of *** (CA$) per minute, against the total of Conversation Minutes equal to the Volume Commitment less the actual Conversation Minutes of *** Switched Minute Terminations terminated by Bell Canada during the Term of this Second Amendment ("Shortfall Charge").

  2.3.1.3
  For greater certainty, and without limiting anything set out in Section 2.3.1.2 above, the Parties agree that per call rating will be done using an initial six- (6-) second minimum time followed by one- (1-) second increments of conversation time, rounded up to the nearest one- (1-) second increment.

  2.3.1.4
  Teleglobe agrees that no more than 35% of the total *** Switched Minute Terminations traffic delivered during any given calendar month (and no more than 30% over the Term of this Second Amendment) ("High Cost Serving Areas Threshold") shall be for termination to High Cost Serving Areas. Bell Canada shall, in addition to the Base Rate, levy a surcharge of *** (CA$) per Conversation Minute on each Conversation Minute terminated in the High Cost Serving Areas which is above the High Cost Serving Areas Threshold. For greater certainty, the Parties agree that all *** above the High Cost Serving Areas Threshold shall apply towards the Volume Commitment.

  2.3.1.5
  Notwithstanding any other provision of this Second Amendment, Bell Canada shall have the right to adjust the Base Rate, from time to time, upon providing twenty (20) Business Days written notice to Teleglobe ("Adjustment Notice"). In the event that Teleglobe is not satisfied with the Adjustment Notice, Teleglobe shall be relieved of its obligation to meet the Volume Commitment without incurring any Shortfall Charges, by providing written notice to Bell Canada within ten (10) Business Days from the date of Teleglobe's receipt of the Adjustment Notice. If Teleglobe does not provide any such notice to Bell Canada within ten (10) Business Days from the date of Teleglobe's receipt of the Adjustment Notice, Teleglobe is deemed to have accepted any adjustment to the Base Rate as specified in the Adjustment Notice.

  2.3.1.6
  All *** Switched Minute Terminations traffic sent by Teleglobe to Bell Canada shall be routed by Bell Canada at Bilateral Quality. In addition to the foregoing, Bell Canada shall use reasonable efforts to provide Calling Line Identification ("CLI") for such traffic, however, Bell Canada shall not guarantee that such features shall apply to all ***.

  2.3.1.7
  Bell Canada may, at its discretion, net the payment from Teleglobe for *** Switched Minute Terminations against Bell's payables to Teleglobe for services pursuant to a Specific Services Agreement or the Master Agreement.

  2.4.1
  IDDD Outbound Service.    During the Term, and notwithstanding the terms and conditions set forth in the Master Agreement and the First Amendment, the Parties hereby agree:

  2.4.1.1
  With respect to IDDD Outbound Services for the Designated Routes, Teleglobe shall not charge Bell Canada, during the Term, rates in excess of the rates set out in Appendix 2 attached hereto. For greater certainty, the parties agree that Section 7 of the

      Master Agreement shall continue to apply with respect to the rates applicable for the Designated Routes.

    2.4.1.2
    All IDDD Outbound Services traffic sent by Bell Canada to Teleglobe on the Designated Routes shall continue to be routed by Teleglobe at Bilateral Quality.

    2.4.1.3
    For greater certainty IDDD Outbound Services traffic sent by Bell Canada to the Designated Routes at the rates identified in Appendix 2, shall not be debited from Bell's Flex Right Allocation or Right To Match Right Allocation.

3.     GENERAL

3.1
In the event of any conflict or inconsistency among or between the terms of this Second Amendment, the First Amendment, the Master Agreement, and any Specific Services Agreement, the following shall control, in descending order of precedence: (1) this Second Amendment; (2) the First Amendment; (3) the applicable Specific Services Agreement; and (4) the Master Agreement.

3.2
No course of dealing or failure of either party to enforce any provision of this Agreement shall be construed as a waiver of such provisions or any other rights under this Agreement. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions and the rights and obligations of the parties shall be construed and enforced accordingly.

3.3
This Second Amendment may be executed in as many counterparts as may be required, each of which when delivered is an original but all of which taken together constitute one and the same instrument.

        IN WITNESS WHEREOF, each of the Parties has executed and delivered this Second Amendment.

TELEGLOBE CANADA ULC		BELL CANADA
Per:	/s/ DENIS ARCHAMBAULT	Per:	/s/ MARK HANLON
Name:	DENIS ARCHAMBAULT	Name:	MARK HANLON
Title:	VP GTM	Title:	VP CSG February 27, 2004

APPENDIX 1

SCHEDULE 3(e) (revised January 1, 2004)

MFSP Pricing—Terminations in Canada

A.
TERMINATIONS IN CANADA—ASSUMPTIONS
•
Terminations in Canada include the following Services:

•
Switch Minute Terminations (in Canada)

•
IDDD

•
ISDN

•
IVPN Terminations (in Canada)

•
Toll-Free (ITFS/UIFN) (Canadian Originating)

•
MFSP pricing will be updated on a periodic basis and effective upon five- (5-) Business Days notice.

•
All rates in CA$.

•
All billing and rates expressed on a per minute basis.

•
Invoicing by Bell will be provided as measured services for all Services in Appendix 1.

1)
SWITCH MINUTE IDDD & ISDN TERMINATIONS (IN CANADA) MFSP RATES (as of January 1, 2004)

NPA	Bell NPAs ON/QC	Rate/Minute (CA$)
204		$***
250		$***
289		$***
306		$***
403		$***
416	ON	$***
418	QC	$***
450	QC	$***
506		$***
514	QC	$***
519	QC	$***
604		$***
613	ON	$***
647	ON	$***
705	ON	$***
709		$***
778		$***
780		$***
807	ON	$***
819	QC	$***
867		$***
902		$***
905	ON	$***

*
For traffic volumes (IDDD and ISDN combined) above ***% to Independent Companies, a surcharge of $*** (CA$) per minute will apply.

Operator Handled Sent Paid Switch Minute Terminations (in Canada)

        An average switched termination rate applicable to Operator Handled Sent Paid Inbound Traffic will be established every quarter by Bell Canada based on Operator Handled traffic terminating to Canadian NPA's during the 3-month interval and the Switched Minute Termination rates identified above. The applicable average switched termination rate is determined by the actual call date the Operator Handled Sent Paid Inbound call transpired.

2)
IVPN TERMINATIONS (IN CANADA) MFSP RATES
(as of January 1, 2002)

IVPN Rate / Minute (CA$)
$***
3)
TOLL-FREE (ITFS/UIFN) (CANADIAN ORIGINATING) MFSP RATES
(as of January 1, 2002)

Toll Free Rate / Minute (CA$)	Toll Free Rate / Message (CA$)
$***	$***
TELEGLOBE CANADA ULC		BELL CANADA
Per:	/s/ DENIS ARCHAMBAULT	Per:	/s/ MARK HANLON
Name:	DENIS ARCHAMBAULT	Name:	MARK HANLON
Title:	VP GTM	Title:	VP CSG February 27, 2004

        ***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act of 1933, as amended.

APPENDIX 2

MFSP Maximum Pricing Guarantees for Designated Routes

Designated Route	Rate / Minute (US$)
Germany	$	***
France	$	***
Italy	$	***
United Kingdom	$	***
  •
  Note: rates do not apply to mobile end VAS (Value Added Services i.e., Audiotext, Special Services, etc.) terminations.

TELEGLOBE CANADA ULC		BELL CANADA
Per:	/s/ DENIS ARCHAMBAULT	Per:	/s/ MARK HANLON
Name:	DENIS ARCHAMBAULT	Name:	MARK HANLON
Title:	VP GTM	Title:	VP CSG February 27, 2004

        ***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities act of 1933, as amended.

QuickLinks

SCHEDULE 1 TELEGLOBE SERVICES
SCHEDULE 2 BELL SERVICES
SCHEDULE 3 Most Favoured Service Purchaser (MFSP) Assumptions
SCHEDULE 3(a) MFSP PRICING—IDDD Outbound (Canadian Origination)
SCHEDULE 3(b) MFSP Pricing—Globe Internet (IP Transit)
SCHEDULE 3(c) MFSP Pricing—GIobeAccess64 (ISDN) Outbound (Canadian Origination)
SCHEDULE 3(d) MFSP Pricing—ITFS/UIFN Inbound
SCHEDULE 3(e) MFSP Pricing—Switch Minute Terminations in Canada
APPENDIX 1
APPENDIX 2